TABLE OF CONTENTS
-----------------

LETTER FROM THE INVESTMENT ADVISOR...................................1
  Wasatch Equity Funds...............................................2
  Wasatch-Hoisington U.S. Treasury Fund..............................3
MICRO CAP FUND PORTFOLIO SUMMARY.....................................4
  Review of the Year.................................................4
  Average Annual Total Returns & Growth of a $10,000 Investment......5
  Ten Largest Holdings, Asset Allocation & Sector Breakdown..........6
SMALL CAP VALUE FUND PORTFOLIO SUMMARY...............................7
  Review of the Year.................................................7
  Average Annual Total Returns & Growth of a $10,000 Investment......8
  Ten Largest Holdings, Asset Allocation & Sector Breakdown..........9
SMALL CAP GROWTH FUND PORTFOLIO SUMMARY.............................10
  Review of the Year................................................10
  Average Annual Total Returns & Growth of a $10,000 Investment.....11
  Ten Largest Holdings, Asset Allocation & Sector Breakdown.........12
CORE GROWTH FUND PORTFOLIO SUMMARY..................................13
  Review of the Year................................................13
  Average Annual Total Returns & Growth of a $10,000 Investment.....14
  Ten Largest Holdings, Asset Allocation & Sector Breakdown.........15
ULTRA GROWTH FUND PORTFOLIO SUMMARY.................................16
  Review of the Year................................................16
  Average Annual Total Returns & Growth of a $10,000 Investment.....17
  Ten Largest Holdings, Asset Allocation & Sector Breakdown.........18
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY.............19
  Review of the Year................................................19
  Average Annual Total Returns & Growth of a $10,000 Investment.....20
  Holdings/Maturity Date & Asset Allocation.........................21
SCHEDULE OF INVESTMENTS.............................................22
STATEMENTS OF ASSETS AND LIABILITIES................................44
STATEMENTS OF OPERATIONS............................................46
STATEMENTS OF CHANGES IN NET ASSETS.................................48
FINANCIAL HIGHLIGHTS................................................52
NOTES TO FINANCIAL STATEMENTS.......................................58
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS............................63
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS.........................64

                              WASATCH FUNDS, INC.

                             150 SOCIAL HALL AVENUE
                           SALT LAKE CITY, UTAH 84111
                                1 (800) 551-1700


                       LETTER FROM THE INVESTMENT ADVISOR
                               SEPTEMBER 30, 2000

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
------------------
  The year 2000 marks an important milestone for Wasatch Advisors, investment advisor for Wasatch Funds. This year we celebrate 25 years of investing in small company stocks.
  We have witnessed some phenomenal changes in the world and the stock market since we opened the doors of Wasatch Advisors in 1975. Back then, the Dow Jones Industrial Average was at 800. The economy was bogged down with "stagflation"-an undesirable combination of inflation and stagnation in business. Americans were worried about the impact of foreign investment, particularly by the Japanese.
  How times change. Today, the Dow is around 10,200, nearly 13 times higher than it was in 1975. Thanks to more enlightened government policies, stagflation is a thing of the past. Strict monetary policy helped control what was once rampant inflation. Less government regulation created a favorable climate for business. This has resulted in unprecedented economic growth while inflation has remained relatively tame. The United States has emerged as the global economic power, while Japan has struggled under a multitude of economic woes since 1998. The technology that created computers requiring an entire temperature-controlled room has evolved to produce computers that fit on your desktop and are affordable for companies and individuals alike. The Internet, once the playground of academics and government agents, is now accessible to everyone and provides access to just about everything whether you are at home, school or work.
  The past 25 years have been good to stock market investors in general, and to investors in small company stocks in particular. Small companies have become a driving force in the economy and have proved to be a fertile investment ground for managers like Wasatch Advisors.
  Of course, there have been times that were painful for investors too. It's hard to forget a day like "Black Monday" on October 19, 1987 when the stock market suffered the biggest one day drop in its history. There have also been times, particularly over the last few years, when investors liked large company stocks and weren't attracted to small company stocks much at all.
  We think trying to predict the direction of the stock market or which groups of stocks will be in favor or out of favor is a futile effort.
  We prefer to put our energy into something we do well. From day one, Wasatch Advisors has consistently followed an investment strategy based on three key points. First, we focus on companies rather than stocks. We use a process of bottom-up fundamental analysis to identify individual companies that we believe have the potential to help us achieve our long term investment objective and that is to help our clients' and shareholders' assets grow. Second, we know that most successful companies are those with management teams that have a vision of what their companies could be and know how to create and execute a plan for achieving that vision. That's why we find out all we can about a company's management team and its track record. Third, we want to pay reasonable prices for stocks. We determine what is reasonable by analyzing the value and growth potential of each company.

WASATCH EQUITY FUNDS
--------------------
  Each of the Wasatch Equity Funds posted excellent results for the fiscal year ended September 30, 2000.
  Over the past 12 months, Wasatch's disciplined investment style was amply rewarded. The Funds were well positioned with investments in strong companies and we invested at reasonable prices that we believe left room for stocks to appreciate in value.
  For several years previously the market favored large company stocks like those in the Dow Jones Industrial Average and S&P 500/R Index. Small company stocks like those in which Wasatch invests were largely ignored during that time.
  In the first half of the fiscal year, the Equity Funds' performance was driven by outstanding stock price appreciation of many technology holdings.
  Two factors positioned the Equity Funds to be rewarded. First, diligent research helped us identify profitable technology companies with excellent management teams. Second, during the Asian economic crisis of 1998 we took advantage of numerous opportunities to invest in outstanding technology companies at prices that were well below what these stocks would normally command. Our technology investments began to pay off in a big way early in the fiscal year even though the market itself was narrowly focused on a small group of technology and biotechnology companies.
  This small group of companies drove the performance of the Russell 2000
Index, the benchmark for a number of Wasatch Equity Funds, to record highs while the majority of companies in the Index languished or suffered stock price declines. The Nasdaq Composite Index, which is dominated by technology stocks, also rose to record heights.
  As the stock prices of our technology holdings rose, we sold or trimmed many positions to lock in profits and put the assets to work in other investments that had better upside potential. These included investments in over looked and undervalued health care and financial services companies.
  Since March, the high priced technology stocks that drove the market's performance in the first half of our fiscal year have lost favor. Investors began to pay more attention to profitability and earnings growth as they grew nervous about the ability of highly valued companies to meet expectations. They moved away from the overvalued technology sector into sectors where they could find better value. In general, Wasatch made the shift ahead of the crowd and the Equity Funds benefited as increasing demand pushed stock prices up.

  In the second half of the fiscal year, investments in health care and financial services companies were among the Equity Funds best performers.
  For an in-depth discussion of the performance of each Wasatch Equity Fund for the fiscal year ended September 30, 2000, please see the portfolio summaries beginning on page 4.

EQUITY FUNDS OUTLOOK
--------------------
  We believe the Wasatch Equity Funds remain positioned to do well over the long term. Each Fund holds companies that, in our opinion, have outstanding growth and value characteristics.
  Looking ahead, we will continue to pursue our time honored approach to investing rather than try to predict the direction of the market. We believe that if we follow our chosen investment course with discipline and patience, the Wasatch Equity Funds will have the potential to be a powerful force in your long term investment plan.

WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------
  The Wasatch-Hoisington U.S. Treasury Fund benefited from strong performance in the fiscal year ended September 30, 2000.
  For information about the performance and outlook of the U.S. Treasury Fund, please see the portfolio summary beginning on page 19.

WORTH NOTING
------------
  On Wasatch Advisors' 25th anniversary, I would like to thank you for investing your assets with us. We have stood the test of time because shareholders like you have believed in our unique approach to investing. As your assets have grown so have we. We enjoy being part of your investment team. We are committed to doing everything we can to make sure the Wasatch Funds you hold have the potential to help you achieve your long term investment objectives.
  If you have any questions or comments regarding this report or your investments, please call us at 1 (800) 551-1700 or visit our web site at WWW.WASATCHFUNDS.COM.
---------------------
  Refer to the current Wasatch Funds prospectus for more information about each Fund's objectives and investment strategy.
  We look forward with great expectations to the next 25 years and invite you to share them with us.

Sincerely,


/s/Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board

WASATCH MICRO CAP FUND-Portfolio Summary
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

(PHOTO)
ROBERT GARDINER, CFA-LEAD MANAGER

  The Micro Cap Fund seeks long term growth of capital through investments in growing companies with market capitalizations of less than $400 million at the time of initial purchase. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks. The Micro Cap Fund is currently closed to new investors.

REVIEW OF THE YEAR
------------------
  The Wasatch Micro Cap Fund has just concluded another stellar year. With a one year return of 63.88%, the Fund significantly outperformed the Russell 2000 Index, a widely recognized measure for the performance of small and micro cap stocks. The Russell's one year return was 23.39%. Since inception in June 1995, the Fund's average annual total returns were 33.99% compared to the Russell's returns of 13.80%.
  We attribute this strong performance to consistently following a disciplined approach to investing. Our strategy is to find growing micro cap companies through a process of bottom-up, fundamental analysis. We want to invest at a price that is reasonable relative to a company's long term growth prospects.
  In the past 12 months, the Fund's holdings have been rewarded as investors began to pay attention to earnings growth, financial performance, and value relative to stock price.
  In the first half of the Fund's fiscal year, technology holdings were the primary drivers of performance. We locked in profits from strong stock price appreciation by selling or trimming a large number of technology positions. This reduced the Fund's weight in the technology sector and generated cash. We felt the cash could be used in other sectors where we were finding growing companies with stock prices that we believed had greater upside potential.
  In general, technology stock prices peaked in March and have declined since then. The Fund's technology holdings have outperformed the overall market in the last six months and made a positive contribution to performance.
  The health care sector has been a big contributor to the Fund's performance this year. The weight of this sector in the Fund and the number of large health care positions were significant factors.
  In the first six months of the fiscal year, companies like Techne Corp. and Myriad Genetics, Inc., that have ties to the life sciences and biotechnology industries, were strong performers.
  In the last six months, strong performers have been health care services and products companies such as AmSurg Corp., a manager of outpatient surgery centers; CorVel Corp., a provider of case management and cost containment services for workers' compensation; and ICUMedical, Inc., a maker of disposable connectors for intravenous therapy.
  The consumer discretionary sector, which includes business services and retail companies, has struggled over the

WASATCH MICRO CAP FUND-Portfolio Summary
--------------------------------------------------------------------------------

past 12 months. Retail stocks have been particularly weak. Whitehall Jewellers, Inc., a fine jewelry retailer, recently announced that short term earnings growth would be lower than expected. We continue to hold the company because we believe its long term growth outlook is good. The Men's Wearhouse, Inc., a men's discount clothing retailer, continues to report strong results.
  The Fund is underweighted in the financial services sector compared to the Russell 2000. In the past three months, financial services stocks generally have been strong performers, but our holdings underperformed. We remain confident in the growth outlook for these companies and their potential to make a positive contribution going forward.

OUTLOOK
-------
  We will continue to follow our disciplined strategy for finding growing micro cap companies and we will strive to invest at reasonable prices. It is our belief that adhering to these sound investment practices will give the Micro Cap Fund the potential to be an important contributor to your long term investment plan.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR        5 YEARS       SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH MICRO CAP FUND          63.88%         28.09%              33.99%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                              Wasatch           Russell
                             Micro Cap           2000
                               Fund              Index
                            ----------        ----------
                '95<F1>      $10,000           $10,000
                '95          $13,600           $11,042
                '96          $15,750           $12,492
                '97          $22,771           $16,638
                '98          $20,779           $13,474
                '99          $28,619           $16,044
                '00          $46,900           $19,796

<F1> Inception: June 19, 1995.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

WASATCH MICRO CAP FUND-Portfolio Summary
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1.   CORVEL CORPORATION                                   4%
     Case management and cost containment
     services for workers' compensation.

2.   ICU MEDICAL, INC.                                    4%
     Disposable connectors for
     intravenous therapy.

3.   PERICOM SEMICONDUCTOR CORP.                          4%
     Semiconductors for networking
     equipment, network servers and PC's.

4.   THE MEN'S WEARHOUSE, INC.                            3%
     Men's discount clothing retailer.

5.   ON ASSIGNMENT, INC.                                  3%
     Specialty staffing for life sciences
     and research laboratories.

6.   NATIONAL DENTEX CORP.                                3%
     Dental laboratories.

7.   AMSURG CORP., CLASS A                                3%
     Outpatient surgery centers.

8.   MICREL, INC.                                         2%
     Analog semiconductors.

9.   YOUNG INNOVATIONS, INC.                              2%
     Disposable products for dental
     professionals.

10.  SCP POOL CORPORATION                                 2%
     Swimming pool supply distributor.

--------------------------------------------------------------------------------
                                ASSET ALLOCATION
                                ----------------

                    Common & Preferred Stocks          83.3%
                    Cash & Other Assets                16.7%

                                SECTOR BREAKDOWN
                                ----------------

                    Business Products & Services       16.5%
                    Health Care                        15.8%
                    Semiconductors & Telecom           10.4%
                    Retail                             10.1%
                    Pharmaceutical & Medical            9.5%
                    Computers & Electronics             7.9%
                    Transportation                      5.2%
                    Personal Products & Services        3.8%
                    Other                               2.3%
                    Financial Services                  1.8%

WASATCH SMALL CAP VALUE FUND-Portfolio Summary
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

(PHOTO)
JIM LARKINS, MBA-CO-MANAGER WITH
ROBERT GARDINER, CFA

  The Small Cap Value Fund seeks long term growth of capital through investments in companies with market capitalizations of less than $1.5 billion whose stocks are selling at a substantial discount to what we believe is the com pany's underlying value. The Fund is designed for long term investors who have assessed their tolerance for risk and volatility.

REVIEW OF THE YEAR
------------------
  The Wasatch Small Cap Value Fund was up 49.94% for the fiscal year ended September 30, 2000. The Fund significantly outperformed the Russell 2000 Value Index, a widely recognized measure for the performance of value-oriented small company stocks. The index was up 15.36%. More importantly, the returns of this fiscal year make a strong contribution to the solid foundation we have been striving to build since the Fund's inception nearly three years ago.
  In the past 12 months, the stock market has been extremely unsettled. Late in 1999, large company stocks began to lose favor as investors turned their attention to much-hyped technology and biotechnology stocks. These few high priced stocks drove the market's performance while the prices of other stocks declined.
  The Fund's technology holdings drove performance in the first half of the fiscal year. From October 1999 through March 2000, the stock prices of many of the Fund's previously undervalued technology holdings reached or exceeded what we considered to be their fair market value. Two semiconductor manufacturers, Supertex, Inc. and Pericom Semiconductor Corporation, were our largest holdings a year ago. We trimmed these and sold other holdings greatly reducing the weight of technology in the Fund. This proved to be a good move since technology stock prices have generally declined since March. It also generated cash that could be invested in exciting new companies. The market's narrow focus on technology meant many companies outside of this sector were undervalued.
  In the second half of the year, the Fund's health care holdings were the biggest contributors to performance. The weight of the health care sector and the number of significant positions were factors. Strong performers included ICU Medical, Inc., a maker of disposable connectors for intravenous therapy; AmeriPath, Inc., a provider of anatomic pathology services; America Service Group, Inc., a provider of health care services to correctional facilities; and American Healthways, Inc., a provider of diabetes management services.
  The financial services sector has been an excellent place to find undervalued small companies. In the past three months, financial services stocks have been strong and our holdings made a positive contribution to performance. However, we didn't realize the full potential of the sector because we were

WASATCH SMALL CAP VALUE FUND-Portfolio Summary
--------------------------------------------------------------------------------

underweighted compared to the Russell 2000 Index. A number of holdings in small, regional banks enjoyed stock price appreciation.
  The consumer discretionary sector, which includes business services and retail companies, has struggled in the past year. We feel many excellent companies in this sector are being overlooked by investors. Retail stocks have generally been weak. One significant holding, Whitehall Jewellers, Inc., a fine jewelry retailer, was a strong performer early in the year, but announced disappointing earnings in its last quarter. We believe the company's long term prospects are favorable. We are excited about a new investment in United Rentals, Inc., a company that rents heavy equipment.

OUTLOOK
-------
  Overall, we feel the Fund holds a well diversified mix of undervalued companies. Our in-depth analysis of each company has revealed characteristics that we believe may attract attention and lead to stock price increases.
  We believe the Fund is well positioned for continued positive performance that can help you move closer to your long term financial objectives.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR        5 YEARS       SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH SMALL CAP VALUE FUND    49.94%          N/A                24.02%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                              Wasatch           Russell
                             Small Cap        2000 Value
                            Value Fund          Index
                            -----------       ----------
                '97<F1>      $10,000           $10,000
                '98           $9,000            $8,767
                '99          $12,150            $9,278
                '00          $18,218           $10,703

<F1> Inception: December 17, 1997.

The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

WASATCH SMALL CAP VALUE FUND-Portfolio Summary
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1.   ICUMEDICAL, INC.                                     3%
     Disposable connectors for
     intravenous therapy.

2.   AMERIPATH, INC.                                      3%
     Anatomic pathology services.

3.   RENT-A-CENTER, INC.                                  3%
     Rent-to-own store operator.

4.   AMERICA SERVICE GROUP INC.                           3%
     Health care services for correctional
     facilities.

5.   HEICO CORPORATION, CLASS A                           3%
     Jet engine parts manufacturer.

6.   THE MEN'S WEARHOUSE, INC.                            3%
     Men's discount clothing retailer.

7.   UNITED RENTALS, INC.                                 3%
     Heavy equipment rental company.

8.   MAXWELL SHOE COMPANY INC.                            2%
     Casual and dress shoes for women
     and children.

9.   NATIONAL DENTEX CORP.                                2%
     Dental laboratories.

10.  ORTHODONTIC CENTERS OF AMERICA, INC.                 2%
     Practice management for
     orthodontists.

--------------------------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    Common Stocks                      91.0%
                    Cash & Other Assets                 9.0%

                                SECTOR BREAKDOWN
                                ----------------

                    Health Care                        19.8%
                    Business Products & Services       13.1%
                    Transportation                     11.5%
                    Retail                             11.4%
                    Personal Products & Services       10.3%
                    Financial Services                  7.0%
                    Other                               6.5%
                    Computers & Electronics             5.2%
                    Pharmaceutical & Medical            4.1%
                    Semiconductors & Telecom            2.1%

WASATCH SMALL CAP GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

(PHOTO)
JEFF CARDON, CFA-LEAD MANAGER

  The Small Cap Growth Fund seeks long term growth of capital through investments in growing companies with market capitalizations of less than $1.5 billion at the time of purchase. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

REVIEW OF THE YEAR
------------------
  The Small Cap Growth Fund's one year return of 49.63% more than doubled the 23.39% return of the Russell 2000 Index, a widely recognized measure for the performance of small company stocks. Over the long term, the Fund has also outperformed the Russell 2000. As of September 30th, the Fund's average annual total returns of 18.20% for five years and 22.21% for 10 years outpaced the Russell's returns of 12.39% and 16.93%, respectively.
  The Fund's excellent results can be attributed to following a strict discipline for investing in growing companies that we believe are well managed at prices that are reasonable.
  In the past six months, investors have moved away from the high priced, unprofitable technology companies that were the market leaders from October 1999 through March 2000. We believe this represented a move toward rationality in the market as investors began to pay more attention to companies' earnings growth, profitability and value relative to stock price. This shift in investor sentiment favored the types of companies in which the Fund invests.
  The Fund's most heavily weighted sectors are technology, health care and consumer discretionary which includes business services and retail companies. From October through March, the Fund benefited from the strength of technology stocks as a large number of holdings enjoyed strong stock price appreciation. Health care companies with ties to biotechnology also did well. Two examples are Techne Corp. and Myriad Genetics, Inc. Both companies have exciting business models and provide research tools and materials to the biotech industry.
  Toward the end of 1999, we trimmed or sold quite a few high priced technology stocks to capture profits. This gave us cash to invest in companies that we believed had better upside potential.
  Since March, technology stocks generally have fallen out of favor. In our opinion, the Fund's investments in profitable technology companies are why this sector made a positive contribution to performance in the midst of a technology sell-off. In fact, the recent weaker market in technology stocks has us looking to increase our weighting in this high growth sector of the economy.
  The biggest contributor to performance since March has been the health care sector led by health care services companies. Strong performers include: AmSurg Corp., a manager of outpatient surgery centers; AmeriPath, Inc., a

WASATCH SMALL CAP GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------

provider of anatomic pathology services; and Orthodontic Centers of America, Inc., a provider of practice management services for orthodontists.
  The consumer discretionary sector has struggled over the past year. Retail stocks generally have been weak. Results have been mixed for the Fund's business services holdings. While most holdings have reported strong earnings growth, a few have been disappointing.
  In general, holdings in the Fund's less heavily weighted sectors made positive contributions to performance. We especially like the outlook for wireless service providers and are excited about several holdings in this industry.

OUTLOOK
-------
  We believe strongly in our philosophy of investing in well run growth companies with solid business models. The Wasatch research team has worked together executing the strategy of the Small Cap Growth Fund for many years. We believe this stability and discipline will bring you closer to achieving your long term investment goals.
  Thank you for putting your trust in Wasatch Funds.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH SMALL CAP GROWTH FUND        49.63%         18.20%         22.21%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.

                          GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                              Wasatch           Russell
                             Small Cap           2000
                            Growth Fund          Index
                            -----------       ----------
                '90          $10,000           $10,000
                '91          $16,807           $14,508
                '92          $16,420           $15,805
                '93          $22,286           $21,046
                '94          $23,813           $21,608
                '95          $32,192           $26,657
                '96          $31,840           $30,160
                '97          $41,218           $40,170
                '98          $33,331           $32,530
                '99          $49,649           $38,734
                '00          $74,288           $47,794


The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

WASATCH SMALL CAP GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1.   POWERTEL, INC.                                       4%
     Services for wireless telecom.

2.   ORTHODONTIC CENTERS OF AMERICA, INC.                 3%
     Practice management for
     orthodontists.

3.   MICROCHIP TECHNOLOGY, INC.                           3%
     Proprietary chip manufacturer.

4.   EXPRESS SCRIPTS, INC., CLASS A                       3%
     Pharmacy benefits manager.

5.   MYRIAD GENETICS, INC.                                3%
     Research tools for biotechnology.

6.   O'REILLY AUTOMOTIVE, INC.                            3%
     Automotive parts retailer/distributor.

7.   MICREL, INC.                                         3%
     Analog semiconductors for cellular
     phones and laptop computers.

8.   ICU MEDICAL, INC.                                    3%
     Disposable connectors for
     intravenous therapy.

9.   TECHNE CORP.                                         2%
     Complex, disposable research kits
     for biotechnology.

10.  AMERIPATH, INC.                                      2%
     Anatomic pathology services.

--------------------------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    Common & Preferred Stocks          87.7%
                    Cash & Other Assets                12.3%

                                SECTOR BREAKDOWN
                                ----------------

                    Semiconductors & Telecom           16.5%
                    Business Services                  16.0%
                    Health Care                        14.4%
                    Computers & Electronics            12.0%
                    Pharmaceutical & Medical            8.8%
                    Transportation                      8.1%
                    Retail                              7.5%
                    Personal Services                   2.2%
                    Financial Services                  1.5%
                    Other                               0.7%

WASATCH CORE GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA-
LEAD MANAGER, JB TAYLOR-CO-MANAGER

  The Wasatch Core Growth Fund seeks long term growth of capital through investments in stable companies that we believe are high quality and have the potential to grow steadily for long periods of time. In addition, we seek to invest in these companies at reasonable prices. The Core Growth Fund is the most conservative of the Wasatch Equity Funds. However, the Fund will experience volatility and is best suited for long term investors.

REVIEW OF THE YEAR
------------------
  The Core Growth Fund's disciplined approach to investing was rewarded in the fiscal year ended September 30, 2000 with an excellent one year return of 39.50%. This outpaced the 23.39% return of the Russell 2000 Index, a widely used measure for the performance of small company stocks. Long term results were also favorable. The Fund's average annual total returns were 17.77% for five years and 19.51% for 10 years while the Russell 2000 returned 12.39% and 16.93%, respectively.
  The Fund typically has few technology holdings and is underweighted in this sector compared to the Russell 2000. From October 1999 through March 2000, lack of a significant technology sector weighting held back the Fund's performance as a handful of what we considered to be overvalued, largely profitless technology and biotechnology companies were the market's top performers. The majority of stock prices were flat or declined during this period.
  In the Fund's semi-annual report dated March 31, 2000, we stated that this market environment was unusual. We were confident that investors would eventually begin to pay attention to companies' earnings growth, profitability and value relative to stock price. It turns out we were right. In the past six months, investors have turned away from high-flying stocks to seek investments in reasonably priced, profitable companies. This environment has been favorable for the Fund and its holdings have benefited from strong stock price appreciation.
  The consumer discretionary sector, which contains business services and retail companies, is the most heavily weighted sector in the Fund. It contributed significantly to performance over the past 12 months. Notably strong performers included the Fund's largest holding, Rent-A-Center, Inc., a rent-to-own store operator; Copart, Inc., a provider of vehicle salvage services; and F.Y.I. Inc., a provider of document management services. Overall, the Fund's retail holdings made a positive contribution to performance despite general weakness in retail stocks.
  In the last six months, the Fund benefited from long overdue stock price appreciation in the health care sector. Several significant health care services holdings were strong performers including: Express Scripts, Inc., a pharmacy benefits manager; Lincare Holdings Inc., a provider of in-home respiratory ther-

WASATCH CORE GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------

apy services; and Orthodontic Centers of America, Inc., a provider of practice management services for orthodontists.
  The financial services sector has been an excellent place to find stable companies with reasonable stock prices. The Fund is heavily weighted in this sector which was not a contributor to performance early in the fiscal year, but has been the biggest contributor in the last six months. Particularly strong was the Fund's second largest holding, AmeriCredit Corp., a sub prime automobile lender.
  Weightings in other sectors were light and did not significantly contribute to or detract from performance.

OUTLOOK
-------
We believe the Core Growth Fund has the potential to continue producing excellent results. It holds handpicked investments in stable companies that we believe are high quality and have the potential for steady long term growth. In addition, we have been careful to invest at prices we believe are reasonable. We think this gives the Fund outstanding potential to be a powerful force in your long term investment plan.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH CORE GROWTH FUND             39.50%         17.77%         19.51%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                              Wasatch           Russell
                            Core Growth           2000
                               Fund              Index
                            -----------       ----------
                '90          $10,000           $10,000
                '91          $15,190           $14,508
                '92          $14,642           $15,805
                '93          $18,093           $21,046
                '94          $18,772           $21,608
                '95          $26,235           $26,657
                '96          $29,485           $30,160
                '97          $40,564           $40,170
                '98          $33,471           $32,530
                '99          $42,603           $38,734
                '00          $59,431           $47,794


The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

WASATCH CORE GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1.   RENT-A-CENTER, INC.                                  8%
     Rent-to-own store operator.

2.   AMERICREDIT CORP.                                    7%
     Sub prime automobile lender.

3.   LINCARE HOLDINGS INC.                                5%
     In-home respiratory therapy services.

4.   UNITED RENTALS, INC.                                 4%
     Heavy equipment rentals.

5.   O'REILLY AUTOMOTIVE, INC.                            4%
     Automotive parts retailer/distributor.

6.   METRIS COMPANIES INC.                                4%
     Direct marketer of consumer
     credit products.

7.   FIRST HEALTH GROUP CORP.                             4%
     Medical cost management services
     for group health and workers'
     compensation.

8.   ORTHODONTIC CENTERS OF AMERICA, INC.                 3%
     Practice management for
     orthodontists.

9.   EXPRESS SCRIPTS, INC., CLASS A                       3%
     Pharmacy benefits manager.

10.  THE MEN'S WEARHOUSE, INC.                            3%
     Men's discount clothing retailer.

--------------------------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    Common Stocks                      88.8%
                    Cash & Other Assets                11.2%


                                SECTOR BREAKDOWN
                                ----------------

                    Health Care                        21.6%
                    Business Services                  18.7%
                    Financial Services                 15.5%
                    Personal Services                   9.1%
                    Retail                              7.6%
                    Transportation                      6.4%
                    Computers                           4.7%
                    Pharmaceutical & Medical            2.7%
                    Semiconductors                      2.5%

WASATCH ULTRA GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

(PHOTO)
KAREY BARKER, CFA-LEAD MANAGER
AJAY KRISHNAN, CFA-CO-MANAGER

  The Ultra Growth Fund is the most aggressive Fund in the Wasatch Funds family. The Fund seeks to invest in rapidly growing companies in fast growing sectors of the economy. It is best suited for aggressive investors who plan to hold the Fund at least five years.

REVIEW OF THE YEAR
------------------
  For the fiscal year ended September 30, 2000, the Ultra Growth Fund posted excellent results. The Fund's one year return of 46.66% nearly doubled the 23.39% return of the Russell 2000 Index, a widely recognized measure for the performance of small company stocks. The Fund has significantly outperformed the Russell 2000 over longer time periods. The Fund's average annual total returns were 16.93% for three years and 13.66% for five years compared to the Russell 2000's returns of 5.96% and 12.39%, respectively.
  In the first half of the fiscal year, a small group of high priced, largely profitless technology and biotechnology stocks pushed the Russell 2000 and Nasdaq Composite to record levels while the stock prices of most other companies were flat or declined.
  The Fund was not invested in many of the market's top performers. However, we were invested in some fast growing, profitable technology and biotechnology companies that were strong performers in this environment. Notable among these were SDL, Inc., a manufacturer of semiconductor lasers, and Micrel, Inc., a manu facturer of analog semiconductors. We trimmed or sold a large number of technology holdings to capture profits during this time. Although our holdings propelled the Fund to a positive six month return through March, its performance lagged the Russell 2000 and Nasdaq.
  The last six months have been a different story. Since March, the Fund has gained over 23% while the Russell 2000 is down almost 3% and the Nasdaq has dropped nearly 20%. Technology stock prices have generally declined and companies with strong financial performance and value relative to stock price have been the market's best performers.
  The Fund was well positioned for this shift in investor sentiment because we had invested in fast growing, profitable companies many of which we felt were undervalued. The Fund has been heavily weighted in the health care sector. This was the right place to be in the past six months. Health care companies have been the biggest contributors to performance. The Fund was rewarded by large positions in Shire Pharmaceuticals Group, a developer of prescription medications; AmSurg Corp., a manager of outpatient surgery centers; and Accredo Health, Incorporated and Priority Healthcare Corporation, similar companies that distribute specialty pharmaceuticals.
  The consumer discretionary sector, which includes business services and retail companies, has struggled in the last 12 months. Retail stocks have been

WASATCH ULTRA GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------
generally weak. Our largest position in the sector is long time holding, F.Y.I. Inc., a provider of document management services. The company has continued to meet our growth expectations and made a positive contribution to performance.
  The technology, health care and consumer discretionary sectors are primarily where we have been able to find companies capable of the highest growth rates.
  The Fund has few holdings in other industries and these did not make a significant positive or negative contribution to performance. One exception is a financial services holding. AmeriCredit Corp., is a sub prime automobile lender that continues to post outstanding financial results and reward the Fund with strong stock price performance.

OUTLOOK
-------
  We expect to continue finding fast growing companies in the technology, health care and consumer discretionary sectors. We are likely to continue investing significant assets in these areas of dynamic growth.
  Going into a new fiscal year, we believe the Fund is well positioned to provide outstanding results over the long term. We look forward to working with you as you strive to achieve your investment objectives.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR        5 YEARS       SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH ULTRA GROWTH FUND       46.66%         13.66%              16.82%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                              Wasatch           Russell
                            Ultra Growth         2000
                               Fund             Index
                            -----------       ----------
                '92<F1>      $10,000           $10,000
                '92           $9,930            $9,941
                '93          $10,511           $13,237
                '94          $11,021           $13,591
                '95          $18,653           $16,767
                '96          $18,179           $18,970
                '97          $22,132           $25,266
                '98          $17,248           $20,461
                '99          $24,123           $24,362
                '00          $35,380           $30,061

<F1> Inception: August 16, 1992.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

WASATCH ULTRA GROWTH FUND-Portfolio Summary
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1.   SHIRE PHARMACEUTICALS GROUP                          4%
     Prescription medications developer.

2.   EXPRESS SCRIPTS, INC., CLASS A                       4%
     Pharmacy benefits manager.

3.   PEDIATRIX MEDICAL GROUP INC.                         4%
     National network of neonatalogists.

4.   CIMA LABS INC.                                       4%
     Fast-dissolve, enhanced-absorption
     oral drug delivery systems.

5.   F.Y.I. INC.                                          4%
     Document management services.

6.   AMERIPATH, INC.                                      4%
     Anatomic pathology services.

7.   PRIORITY HEALTHCARE CORP.                            3%
     Pharmaceutical delivery services and
     treatment programs for individuals
     with chronic diseases.

8.   ACCREDO HEALTH, INC.                                 3%
     Services for individuals with
     chronic diseases.

9.   SDL, INC.                                            3%
     Semiconductor lasers manufacturer.

10.  AMSURG CORP., CLASS A                                3%
     Outpatient surgery centers.

--------------------------------------------------------------------------------

                                ASSET ALLOCATION
                               -----------------

                    Common and Preferred Stocks        92.1%
                    Cash & Other Assets                 7.9%

                                SECTOR BREAKDOWN
                                ----------------

                    Health Care                        23.9%
                    Semiconductors & Telecom           19.1%
                    Business Services                  12.8%
                    Computers                          12.2%
                    Pharmaceutical & Medical           12.0%
                    Personal Products & Services        4.0%
                    Transportation                      3.6%
                    Financial Services                  2.5%
                    Retail                              1.3%
                    Other                               0.7%

WASATCH-HOISINGTON U.S. TREASURY FUND-Portfolio Summary
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

(PHOTO)
VAN R. HOISINGTON-LEAD MANAGER

  The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle (the time it takes for the economy to shift from a peak in business activity to a trough and back to a peak) by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

REVIEW OF THE YEAR
------------------
For two out of the past three years, the Wasatch-Hoisington U.S. Treasury Fund produced outstanding results. For the fiscal year ended September 30, 2000, the total return was 9.84%, far better than the Lehman Brothers Aggregate Bond Index's return of 6.99%. The Fund's average annual total returns of 6.85% for three years and 7.60% for five years bested the Lehman's returns of 5.93% for three years and 6.47% for five years.
  Over the past year, the Fund's assets were positioned in long term U.S. Treasury bonds (maturities longer than 20 years). The long end of the Treasury bond market benefited from the largest U.S. budget surplus, relative to Gross Domestic Product (GDP), since 1946. Due to this surplus, the Treasury greatly curtailed the issuance of new 30-year bonds and repurchased outstanding long term bonds from the market.
  In addition, the Federal Reserve's restrictive monetary policy gave investors confidence that inflation would continue to remain tame, even though oil prices surged dramatically and labor markets were extremely tight. Accordingly, 30-year Treasury bond yields fell to 5.88% at the end of September, down from 6.06% a year earlier. The drop in yields resulted in appreciation in the value of the long term Treasury securities held in your Fund.

OUTLOOK
-------
  We believe that the probability of a recession in the next 12 months has moved to above 50%. A rapid response to a sustained slowdown by the Federal Reserve can probably prevent a contraction, but the window of opportunity is closing. Most observers feel that recent events are consistent with a soft landing. Indeed, consumer spending did improve in the third quarter, but a continuation of this longest expansion in U.S. history is doubtful.
  Five factors are contributing to this downside risk: 1) restrictive monetary conditions; 2) the oil shock which is serving as a giant excise tax increase on world consumers; 3) the record setting expansion, which has eliminated the pent-up demand for goods; 4) the flattening of stock prices eliminating the stimulus for consumer spending; and 5) the drag on U.S. economic growth from a global slowdown.
  Globally, Japan remains mired in persistent deflation. Europe is slowing rapidly. Though the Asian economic

WASATCH-HOISINGTON U.S. TREASURY FUND-Portfolio Summary
--------------------------------------------------------------------------------
crisis made the necessity of reforms painfully apparent, most reforms have not been undertaken. World liquidity was so quickly restored in 1998 that the problems of over-leveraged banks, excessive government interference, corruption, lack of standardized accounting requirements, and either non-existent or woefully inadequate bankruptcy laws were never seriously addressed.
  Even if the recession is extremely mild, history indicates that the core inflation rate will drop 2%. With a key core inflation rate rising just 1.8% in the last year, core inflation could move to zero, or possibly into a slight deflationary trend. Since Treasury bond yields move proportionally with the inflation rate over time, investors holding long term Treasury bonds should be rewarded as yields decline and prices rise.
  The total return prospects for the Wasatch-Hoisington U.S. Treasury Fund over the next two years appear promising.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                          1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH-HOISINGTON U.S. TREASURY FUND     9.84%          7.60%          8.01%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                             Wasatch-
                            Hoisington       Lehman Bros.
                           U.S. Treasury      Aggregate
                               Fund             Index
                           -----------       ----------
                '90          $10,000           $10,000
                '91          $11,874           $11,599
                '92          $12,876           $13,055
                '93          $13,365           $14,357
                '94          $13,567           $13,894
                '95          $14,986           $15,848
                '96          $15,648           $16,625
                '97          $17,719           $18,239
                '98          $22,025           $20,339
                '99          $19,678           $20,266
                '00          $21,614           $21,683

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC; must be publicly issued.

WASATCH-HOISINGTON U.S. TREASURY FUND-Portfolio Summary
--------------------------------------------------------------------------------

HOLDINGS/MATURITY DATE
----------------------

1.   U.S. TREASURY BOND                                  26%
     11/15/2024

2.   U.S. TREASURY BOND                                  12%
     11/15/2027

3.   U.S. TREASURY BOND                                  11%
     8/15/2027

4.   U.S. TREASURY BOND                                  11%
     11/15/2026

5.   U.S. TREASURY BOND                                   8%
     2/15/2027

6.   U.S. TREASURY STRIP                                  7%
     8/15/2025

7.   U.S. TREASURY BOND                                   5%
     8/15/2025

8.   U.S. TREASURY BOND                                   5%
     2/15/2026

9.   U.S. TREASURY BOND                                   3%
     11/15/2021

10.  U.S. TREASURY BOND                                   3%
     8/15/2026

--------------------------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    U.S. Treasury Bonds & Strips       96.2%
                    Cash & Other Assets                 3.8%

MICRO CAP FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 COMMON AND PREFERRED STOCKS 83.3%
                 ---------------------------------
                 BASIC MATERIALS 0.5%
        113,800  Concert Industries Ltd.<F1>                     $     423,554
         19,200  Eden Bioscience Corporation                           633,600
                                                                 -------------
                                                                     1,057,154
                                                                 -------------

                 BUILDERS & BUILDING SUPPLIES 0.5%
         87,191  Building Materials Holding Corp.<F1>                  773,820
         15,000  Crossman Communities, Inc.<F1>                        296,250
                                                                 -------------
                                                                     1,070,070
                                                                 -------------

                 BUSINESS PRODUCTS 0.6%
         91,300  Embrex, Inc.<F1>                                    1,209,725
         18,200  Koala Corp.<F1>                                       292,338
                                                                 -------------
                                                                     1,502,063
                                                                 -------------

                 BUSINESS SERVICES 15.9%
         20,900  ACT Teleconferencing, Inc.<F1>                        156,750
        115,000  ASI Solutions, Inc.<F1>                             2,141,875
         19,000  Bottomline Technologies, Inc.<F1>                     716,063
        239,100  Charles River Associates Incorporated<F1>           2,899,087
         21,600  Cognizant Technology Solutions Corporation<F1>        842,400
        251,200  Daisytek International Corp.<F1>                    1,585,700
         27,000  Forward Air Corporation<F1>                           950,062
         91,900  F.Y.I. Inc.<F1>                                     3,434,763
         83,400  Global Imaging Systems, Inc.<F1>                      489,975
         90,000  Legal Research Center, Inc.<F1>                       202,500
        444,750  National Dentex Corp.<F1>                           7,671,937
        250,200  On Assignment, Inc.<F1>                             7,850,025
        490,000  PEC Solutions, Inc.<F1>                             3,154,375
         89,200  QRS Corporation<F1>                                 1,343,575
         63,000  RemedyTemp, Inc.<F1>                                  753,047
         28,100  RWD Technologies, Inc.<F1>                            238,850
        152,000  SCP Pool Corporation<F1>                            4,503,000
                                                                 -------------
                                                                    38,933,984
                                                                 -------------

                 COMPUTER SOFTWARE 2.0%
         20,000  Accrue Software, Inc.<F1>                             238,750
         43,000  Aspen Technologies, Inc.<F1>                        1,940,375
         45,000  FactSet Research Systems Inc.                       1,692,000
         50,900  Virage Logic Corporation<F1>                          836,669
          9,100  Zengine, Inc.<F1>                                     128,537
                                                                 -------------
                                                                     4,836,331
                                                                 -------------

MICRO CAP FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 COMPUTER SYSTEMS & COMPONENTS 3.3%
        363,150  Active Voice Corp.<F1>                           $  4,267,013
         31,000  Computer Network Technology Corporation<F1>         1,065,625
         18,200  F5 Networks, Inc.<F1>                                 618,800
        143,000  Fargo Electronics<F1>                                 884,812
         46,100  PLX Technology, Inc.<F1>                            1,238,938
                                                                 -------------
                                                                     8,075,188
                                                                 -------------

                 ELECTRONICS 2.6%
         82,000  Nu Horizons Electronics Corp.<F1>                   2,280,625
        365,500  PCD Inc.<F1>                                        4,157,563
                                                                 -------------
                                                                     6,438,188
                                                                 -------------

                 ENERGY 0.3%
         10,000  CARBO Ceramics, Inc.                                  265,625
         27,000  Gulf Island Fabrication, Inc.<F1>                     475,875
                                                                 -------------
                                                                       741,500
                                                                 -------------

                 FINANCIAL SERVICES 1.8%
         71,000  MicroFinancial Incorporated                           639,000
        741,075  World Acceptance Corp.<F1>                          3,774,851
                                                                 -------------
                                                                     4,413,851
                                                                 -------------

                 HEALTH CARE PROVIDERS 5.1%
        478,784  AmSurg Corp., Class A<F1>                           6,702,976
        322,375  AmSurg Corp., Class B<F1>                           4,311,766
         98,800  U.S. Physical Therapy, Inc.<F1>                     1,488,175
                                                                 -------------
                                                                    12,502,917
                                                                 -------------

                 HEALTH CARE SERVICES 10.7%
         10,500  Accredo Health, Incorporated<F1>                      513,188
        450,100  American Healthways, Inc.<F1>                       3,628,931
        278,600  AmeriPath, Inc.<F1>                                 4,039,700
        380,350  CorVel Corp.<F1>                                   10,578,484
         68,000  Mid Atlantic Medical Services, Inc.<F1>             1,028,500
        365,500  OrthAlliance, Inc.<F1>                              2,238,687
         57,200  Orthodontic Centers of America, Inc.<F1>            1,905,475
         31,000  RehabCare Group, Inc.<F1>                           1,317,500
         45,875  Renal Care Group, Inc.<F1>                            854,422
                                                                 -------------
                                                                    26,104,887
                                                                 -------------

                 OTHER 1.0%
         50,600  Cabot Microelectronics Company<F1>                  2,428,800
                                                                 -------------

MICRO CAP FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 PERSONAL PRODUCTS 0.8%
        179,300  Maxwell Shoe Company Inc.<F1>                    $  2,005,919
                                                                 -------------
                 PERSONAL SERVICES 3.0%
         10,000  Bright Horizons Family Solutions, Inc.<F1>            255,625
        372,600  First Cash Financial Services, Inc.<F1>               908,212
        362,500  Rainbow Rentals, Inc.<F1>                           2,786,719
        113,153  Rent-Way, Inc.<F1>                                  3,437,022
                                                                 -------------
                                                                     7,387,578
                                                                 -------------

                 PHARMACEUTICAL & MEDICAL PRODUCTS 9.5%
         59,900  ArthroCare Corporation<F1>                          1,164,306
         10,000  Aspect Medical Systems, Inc.<F1>                      123,750
         24,500  Cyberonics, Inc.<F1>                                  525,219
         38,400  Exactech, Inc.<F1>                                    667,200
        405,000  ICU Medical, Inc.<F1>                              10,479,375
        148,900  IRIDEX Corporation<F1>                              1,628,594
         30,000  Minntech Corp.                                        206,250
         22,000  Myriad Genetics, Inc.<F1>                           1,900,250
         11,117  Techne Corp.<F1>                                    1,245,104
        337,400  Young Innovations, Inc.<F1>                         5,271,875
                                                                 -------------
                                                                    23,211,923
                                                                 -------------

                 RETAIL 10.1%
         49,666  99 Cents Only Stores<F1>                            2,492,612
        101,400  Cato Corporation (The)                              1,267,500
         71,500  Cost Plus, Inc.<F1>                                 2,153,937
         67,500  Finish Line, Inc. (The)<F1>                           493,594
         57,800  Guitar Center, Inc.<F1>                               711,662
        152,800  Hibbett Sporting Goods, Inc.<F1>                    4,049,200
         34,500  Linens 'n Things, Inc.<F1>                            879,750
         74,000  MarineMax, Inc.<F1>                                   499,500
        290,153  Men's Wearhouse, Inc. (The)<F1>                     8,214,957
         10,000  Nautica Enterprises, Inc.<F1>                         129,375
         65,000  O'Charley's Inc.<F1>                                  800,313
        195,100  Travis Boats & Motors, Inc.<F1>                       719,431
        263,055  Whitehall Jewellers, Inc.<F1>                       2,087,999
         70,000  YOCREAM International, Inc.<F1>                       262,500
                                                                 -------------
                                                                    24,762,330
                                                                 -------------

MICRO CAP FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                 SEMICONDUCTORS 9.4%
         10,000  Advanced Power Technology, Inc.<F1>               $   331,250
         25,800  Integrated Measurement Systems, Inc.<F1>              348,300
         87,056  Micrel, Inc.<F1>                                    5,832,752
          9,500  Nanometrics Incorporated<F1>                          507,656
         34,900  O2Micro International Limited<F1>                     600,389
        263,000  Pericom Semiconductor Corporation<F1>               9,731,000
        240,600  PSi Technologies Holdings, Inc.<F1>                 3,067,650
         52,000  Supertex, Inc.<F1>                                  2,619,500
                                                                 -------------
                                                                    23,038,497
                                                                 -------------

                 TELECOMMUNICATIONS 1.0%
         65,500  Catapult Communications Corporation<F1>             1,219,938
         30,500  Management Network Group, Inc. (The)                  636,688
         47,965  Metro-Optix, Inc.<F1><F2>                             474,853
                                                                 -------------
                                                                     2,331,479
                                                                 -------------

                 TRANSPORTATION 5.2%
        186,800  Aramex International Limited<F1>                    2,148,200
        156,100  Heartland Express, Inc.<F1>                         2,712,238
        238,300  Knight Transportation, Inc.<F1>                     3,708,544
        215,500  O'Reilly Automotive, Inc.<F1>                       3,151,687
         58,000  Smithway Motor Xpress Corp.<F1>                       145,000
        167,000  USA Truck, Inc.<F1>                                   897,625
                                                                 -------------
                                                                    12,763,294
                                                                 -------------


                 TOTAL COMMON AND PREFERRED
                      STOCKS (COST $154,803,447)                   203,605,953
                                                                 -------------

MICRO CAP FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS 17.7%
                 ----------------------------

                 (Variable Rate Demand Deposits)

    $43,274,890  UMB Bank Money Market Fiduciary                 $  43,274,890
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $43,274,890)    43,274,890
                                                                 -------------

                 TOTAL INVESTMENTS (COST $198,078,337) 101.0%      246,880,843

                 LIABILITIES LESS OTHER ASSETS (1.0)%              (2,436,363)
                                                                 -------------

                 NET ASSETS 100.0%                                $244,444,480
                                                                 =============


<F1> Non-income producing

<F2> Preferred stock purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. The security is valued at its fair value under procedures approved by the Board of Directors. At September 30, 2000, this security amounted to 0.2% of net assets.

See notes to financial statements.

SMALL CAP VALUE FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 COMMON STOCKS 91.0%
                 BASIC MATERIALS 0.4%
         24,800  Encore Wire Corporation<F1>                       $   176,700
                                                                 -------------

                 BUILDERS & BUILDING SUPPLIES 2.2%
         20,500  Building Materials Holding Corp.<F1>                  181,938
         18,400  Crossman Communities, Inc.<F1>                        363,400
         29,400  Monaco Coach Corporation<F1>                          485,100
                                                                 -------------
                                                                     1,030,438
                                                                 -------------

                 BUSINESS PRODUCTS 2.9%
         21,700  Astronics Corporation<F1>                             231,919
         22,700  Embrex, Inc.<F1>                                      300,775
         11,000  Kaydon Corporation                                    253,000
         34,800  Koala Corp.<F1>                                       558,975
                                                                 -------------
                                                                     1,344,669
                                                                 -------------

                 BUSINESS SERVICES 10.2%
          7,000  Daisytek International Corp.<F1>                       44,188
         60,000  Charles River Associates Incorporated<F1>             727,500
         38,000  Global Imaging Systems, Inc.<F1>                      223,250
         56,300  National Dentex Corp.<F1>                             971,175
         14,000  QRS Corporation<F1>                                   210,875
         35,100  RemedyTemp, Inc.<F1>                                  419,555
         47,700  RWD Technologies, Inc.<F1>                            405,450
         14,950  SCP Pool Corporation<F1>                              442,894
         53,050  United Rentals, Inc.<F1>                            1,279,831
                                                                 -------------
                                                                     4,724,718
                                                                 -------------

                 COMPUTER SYSTEMS & COMPONENTS 2.4%
         38,155  Active Voice Corp.<F1>                                448,321
         66,000  Fargo Electronics<F1>                                 408,375
          7,000  Synopsys, Inc.<F1>                                    265,125
                                                                 -------------
                                                                     1,121,821
                                                                 -------------

                 ELECTRONICS 2.8%
         18,200  Nu Horizons Electronics Corp.<F1>                     506,188
         72,000  PCD Inc.<F1>                                          819,000
                                                                 -------------
                                                                     1,325,188
                                                                 -------------

SMALL CAP VALUE FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 ENERGY 2.0%
         51,800  Gulf Island Fabrication, Inc.<F1>                 $   912,975
                                                                 -------------

                 FINANCIAL SERVICES 7.0%
         10,000  ACE Cash Express, Inc.<F1>                            110,000
         17,050  BWC Financial Corp.<F1>                               392,150
         36,700  Financial Federal Corporation                         887,681
         38,100  Hibernia Corporation<F1>                              466,725
         12,375  RLI Corp.                                             477,211
          7,300  UCBH Holdings, Inc.                                   261,431
        130,500  World Acceptance Corp.<F1>                            664,734
                                                                 -------------
                                                                     3,259,932
                                                                 -------------

                 HEALTH CARE PROVIDERS 3.7%
         27,125  AmSurg Corp., Class A<F1>                             379,750
          6,000  AmSurg Corp., Class B<F1>                              80,250
         12,000  Lincare Holdings Inc.<F1>                             344,250
         32,000  Pediatrix Medical Group Inc.<F1>                      414,000
         10,400  Sybron International Corp.<F1>                        249,600
         16,000  U.S. Physical Therapy, Inc.<F1>                       241,000
                                                                 -------------
                                                                     1,708,850
                                                                 -------------

                 HEALTH CARE SERVICES 16.1%
         51,000  America Service Group, Inc.<F1>                     1,326,000
         98,900  American Healthways, Inc.<F1>                         797,381
         94,500  AmeriPath, Inc.<F1>                                 1,370,250
         33,950  CorVel Corp.<F1>                                      944,234
         24,900  Interwest Home Medical, Inc.<F1>                       88,706
         44,800  Mid Atlantic Medical Services, Inc.                   677,600
        136,100  OrthAlliance, Inc.<F1>                                833,613
         28,500  Orthodontic Centers of America, Inc.<F1>              949,406
         27,000  Renal Care Group, Inc.<F1>                            502,875
                                                                 -------------
                                                                     7,490,065
                                                                 -------------

                 PERSONAL PRODUCTS 3.8%
         90,900  Maxwell Shoe Company Inc.<F1>                       1,016,944
         65,000  Sport-Haley, Inc.<F1>                                 276,250
         22,000  WD-40 Company                                         467,500
                                                                 -------------
                                                                     1,760,694
                                                                 -------------

SMALL CAP VALUE FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 PERSONAL SERVICES 6.5%
         45,500  First Cash Financial Services, Inc.<F1>           $   110,906
         82,400  Rainbow Rentals, Inc.<F1>                             633,450
         39,100  Rent-A-Center, Inc.<F1>                             1,356,281
         31,000  Rent-Way, Inc.<F1>                                    941,625
                                                                 -------------
                                                                     3,042,262
                                                                 -------------

                 PHARMACEUTICAL & MEDICAL PRODUCTS 4.1%
         53,700  ICU Medical, Inc.<F1>                               1,389,487
          7,000  Minntech Corp.                                         48,125
         29,400  Young Innovations, Inc.<F1>                           459,375
                                                                 -------------
                                                                     1,896,987
                                                                 -------------

                 REAL ESTATE 1.4%
         96,500  National Health Investors, Inc. REIT                  651,375
                                                                 -------------

                 RETAIL 11.4%
         35,100  Cato Corporation (The)                                438,750
         51,000  Finish Line, Inc. (The)<F1>                           372,938
          1,000  Hibbett Sporting Goods, Inc.<F1>                       26,500
         32,500  MarineMax, Inc.<F1>                                   219,375
         45,944  Men's Wearhouse, Inc. (The)<F1>                     1,300,789
         55,600  Monro Muffler Brake, Inc.<F1>                         604,650
         11,200  Nautica Enterprises, Inc.<F1>                         144,900
         10,000  O'Charley's Inc.<F1>                                  123,125
         42,200  Ross Stores, Inc.                                     606,625
         11,000  Travis Boats & Motors, Inc.<F1>                        40,563
        119,162  Whitehall Jewellers, Inc.<F1>                         945,848
         22,000  Wilsons The Leather Experts Inc.<F1>                  397,375
         21,000  YOCREAM International, Inc.<F1>                        78,750
                                                                 -------------
                                                                     5,300,188
                                                                 -------------

                 SEMICONDUCTORS 2.0%
          6,000  Integrated Measurement Systems, Inc.<F1>               81,000
          1,000  Nanometrics Incorporated<F1>                           53,437
          9,600  Pericom Semiconductor Corporation<F1>                 355,200
          5,100  Photronics, Inc.<F1>                                  111,244
          7,000  Supertex, Inc.<F1>                                    352,625
                                                                 -------------
                                                                       953,506
                                                                 -------------

                 TELECOMMUNICATIONS 0.1%
          2,000  GENTNER COMMUNICATIONS CORPORATION<F1>                 24,625
                                                                 -------------

SMALL CAP VALUE FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 TRANSPORTATION 11.5%
         35,850  Aramex International Limited<F1>                 $    412,275
         25,325  Frontier Airlines, Inc.<F1>                           492,255
         19,000  Heartland Express, Inc.<F1>                           330,125
          5,000  HEICO Corporation                                      65,000
        103,250  HEICO Corporation, Class A                          1,309,984
         63,000  Keystone Automotive Industries, Inc.<F1>              303,188
         21,600  Knight Transportation, Inc.<F1>                       336,150
         10,100  Landstar System, Inc.<F1>                             450,713
         34,000  O'Reilly Automotive, Inc.<F1>                         497,250
          9,025  SkyWest, Inc.                                         462,531
         33,900  Smithway Motor Xpress Corp.<F1>                        84,750
         13,500  Trinity Industries, Inc.                              315,562
         57,300  USA Truck, Inc.<F1>                                   307,988
                                                                 -------------
                                                                     5,367,771
                                                                 -------------

                 UTILITIES 0.5%
         12,000  Sierra Pacific Resources                              216,000
                                                                 -------------

                 TOTAL COMMON STOCKS (COST $36,667,769)             42,308,764
                                                                 -------------


   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS 11.0%
                 ----------------------------

                 (Variable Rate Demand Deposits)

     $5,107,730  UMB Bank Money Market Fiduciary                 $   5,107,730
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $5,107,730)      5,107,730
                                                                 -------------

                 TOTAL INVESTMENTS (COST $41,775,499) 102.0%        47,416,494

                 LIABILITIES LESS OTHER ASSETS (2.0)%                (946,061)
                                                                 -------------

                 NET ASSETS 100.0%                                 $46,470,433
                                                                 =============
<F1> Non-income producing
See notes to financial statements.

SMALL CAP GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 COMMON AND PREFERRED STOCKS 87.7%
                 BUSINESS SERVICES 16.0%
         80,775  Bottomline Technologies, Inc.<F1>                $  3,044,208
        108,825  Braun Consulting, Inc.<F1>                          2,156,095
        213,665  Charles River Associates Incorporated<F1>           2,590,688
         40,400  Cognizant Technology Solutions Corporation<F1>      1,575,600
         88,400  Concord EFS, Inc.<F1>                               3,139,581
        163,175  Copart, Inc.<F1>                                    2,264,053
         41,900  Daisytek International Corp.<F1>                      264,494
          9,900  Digital Insight Corporation<F1>                       355,163
         61,100  Forward Air Corporation<F1>                         2,149,956
        114,300  F.Y.I. Inc.<F1>                                     4,271,963
        215,350  National Dentex Corp.<F1>                           3,714,788
         75,600  NOVA Corporation<F1>                                1,294,650
        142,700  On Assignment, Inc.<F1>                             4,477,213
        194,385  PEC Solutions, Inc.<F1>                             1,251,353
        114,175  QRS Corporation<F1>                                 1,719,761
         41,282  Sanmina Corp.<F1>                                   3,865,027
                                                                 -------------
                                                                    38,134,593
                                                                 -------------

                 COMPUTER SOFTWARE 4.3%
         22,200  Chordiant Software, Inc.<F1>                          172,050
         48,800  Embarcadero Technologies, Inc.<F1>                  2,507,100
         62,300  FactSet Research Systems Inc.                       2,342,480
         46,350  InterCept Group, Inc. (The)<F1>                     1,080,534
         73,800  Peregrine Systems, Inc.<F1>                         1,397,588
         71,800  Synopsys, Inc.<F1>                                  2,719,425
          7,100  Zengine, Inc.<F1>                                     100,287
                                                                 -------------
                                                                    10,319,464
                                                                 -------------

                 COMPUTER SYSTEMS & COMPONENTS 6.9%
        188,200  Active Voice Corp.<F1>                              2,211,350
         87,247  Computer Network Technology Corporation<F1>         2,999,116
         89,000  PLX Technology, Inc.<F1>                            2,391,875
         82,450  Polycom, Inc.<F1>                                   5,521,573
         68,640  Zebra Technologies Corporation<F1>                  3,299,010
                                                                 -------------
                                                                    16,422,924
                                                                 -------------

                 ELECTRONICS 0.8%
        172,100  PCD Inc.<F1>                                        1,957,637
                                                                 -------------

                 FINANCIAL SERVICES 1.5%
         90,312  Metris Companies Inc.                               3,567,324
                                                                 -------------

SMALL CAP GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS 2.2%
        313,925  AmSurg Corp., Class A<F1>                        $  4,394,950
         60,300  AmSurg Corp., Class B<F1>                             806,512
                                                                 -------------
                                                                     5,201,462
                                                                 -------------

                 HEALTH CARE SERVICES 12.2%
         67,000  Accredo Health, Incorporated<F1>                    3,274,625
        390,010  AmeriPath, Inc.<F1>                                 5,655,145
        103,725  Express Scripts, Inc., Class A<F1>                  7,494,131
         21,300  Lincare Holdings Inc.<F1>                             611,043
         37,084  MedQuist Inc.<F1>                                     748,633
        236,700  Orthodontic Centers of America, Inc.<F1>            7,885,069
         39,975  Priority Healthcare Corporation<F1>                 3,048,094
         65,050  TLC The Laser Center Inc.<F1>                         239,872
                                                                 -------------
                                                                    28,956,612
                                                                 -------------

                 OTHER 0.5%
         24,875  Cabot Microelectronics Corporation<F1>              1,194,000
                                                                 -------------

                 PERSONAL SERVICES 2.2%
         12,500  First Cash Financial Services, Inc.<F1>                30,469
         47,000  Rent-A-Center, Inc.<F1>                             1,630,313
        118,188  Rent-Way, Inc.<F1>                                  3,589,961
                                                                 -------------
                                                                     5,250,743
                                                                 -------------

                 PHARMACEUTICAL & MEDICAL PRODUCTS 8.8%
         76,550  American Medical Systems Holdings, Inc.<F1>         1,196,094
        245,611  ICU Medical, Inc.<F1>                               6,355,185
         86,650  Myriad Genetics, Inc.<F1>                           7,484,394
         50,794  Techne Corp.<F1>                                    5,688,928
         11,500  Vascular Solutions, Inc.<F1>                          215,805
                                                                 -------------
                                                                    20,940,406
                                                                 -------------

                 REAL ESTATE 0.2%
         80,175  National Health Investors, Inc. REIT                  541,181
                                                                 -------------

                 RETAIL 7.5%
         56,666  99 Cents Only Stores<F1>                            2,843,925
         84,500  Hibbett Sporting Goods, Inc.<F1>                    2,239,250
        175,300  Linens 'n Things, Inc.<F1>                          4,470,150
         78,950  MarineMax, Inc.<F1>                                   532,912
        195,740  Men's Wearhouse, Inc. (The)<F1>                     5,541,889
        280,875  Whitehall Jewellers, Inc.<F1>                       2,229,445
                                                                 -------------
                                                                    17,857,571
                                                                 -------------

SMALL CAP GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 SEMICONDUCTORS 9.5%
        105,278  Micrel, Inc.<F1>                               $    7,053,626
        232,293  Microchip Technology, Inc.<F1>                      7,680,187
        110,100  Pericom Semiconductor Corporation<F1>               4,073,700
        155,675  PSi Technologies Holdings, Inc.<F1>                 1,984,856
         33,300  Supertex, Inc.<F1>                                  1,677,488
                                                                 -------------
                                                                    22,469,857
                                                                 -------------

                 TELECOMMUNICATIONS 7.0%
         10,000  Alamosa PCS Holdings, Inc.<F1>                        161,875
         10,000  InterWAVE Communications International, Ltd.<F1>       80,000
        152,675  Metro-Optix, Inc.<F1><F2>                           1,511,483
        135,125  Powertel, Inc.<F1>                                 10,277,945
          3,500  Triton PCS Holdings<F1>                                96,250
         63,625  UbiquiTel Inc.<F1>                                    572,625
         56,490  United States Cellular Corp.<F1>                    3,954,300
                                                                 -------------
                                                                    16,654,478
                                                                 -------------

                 TRANSPORTATION 8.1%
         46,450  C.H. Robinson Worldwide, Inc.                       2,617,893
         92,225  Expeditors International of Washington, Inc.        4,155,889
         17,800  HEICO Corporation                                     231,400
         43,140  HEICO Corporation, Class A                            547,339
        295,600  Knight Transportation, Inc.<F1>                     4,600,275
        486,575  O'Reilly Automotive, Inc.<F1>                       7,116,159
                                                                 -------------
                                                                    19,268,955
                                                                 -------------

                 TOTAL COMMON AND PREFERRED
                   STOCKS (COST $139,349,944)                      208,737,207
                                                                 -------------

SMALL CAP GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS 12.0%
                 ----------------------------

                 (Variable Rate Demand Deposits)

$    28,474,098  UMB Bank Money Market Fiduciary                 $  28,474,098
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $28,474,098)    28,474,098
                                                                 -------------

                 TOTAL INVESTMENTS (COST $167,824,042) 99.7%       237,211,305

                 OTHER ASSETS LESS LIABILITIES 0.3%                    600,577
                                                                 -------------

                 NET ASSETS 100.0%                                $237,811,882
                                                                 =============

<F1> Non-income producing

<F2> Preferred stock purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. The security is valued at its fair value under procedures approved by the Board of Directors. At September 30, 2000, this security amounted to 0.6% of net assets.

See notes to financial statements.

CORE GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 COMMON STOCKS 88.8%
                 BUSINESS SERVICES 18.7%
        305,800  American Bank Note Holographics, Inc.<F1>       $     592,487
         38,825  BISYS Group, Inc. (The)<F1>                         3,001,658
        173,800  Charles River Associates Incorporated<F1>           2,107,325
         57,900  Concord EFS, Inc.<F1>                               2,056,355
        640,950  Copart, Inc.<F1>                                    8,893,181
         96,575  CSG Systems International, Inc.<F1>                 2,800,675
         32,275  Forward Air Corporation<F1>                         1,135,677
        156,900  F.Y.I. Inc.<F1>                                     5,864,137
        134,325  NOVA Corporation<F1>                                2,300,316
        192,625  On Assignment, Inc.<F1>                             6,043,609
        103,250  QRS Corporation<F1>                                 1,555,203
        181,225  SCP Pool Corporation<F1>                            5,368,791
        524,125  United Rentals, Inc.<F1>                           12,644,516
                                                                 -------------
                                                                    54,363,930
                                                                 -------------

                 COMPUTER SOFTWARE 2.6%
        195,450  Synopsys, Inc.<F1>                                  7,402,669
                                                                 -------------

                 COMPUTER SYSTEMS & COMPONENTS 2.1%
        125,195  Zebra Technologies Corporation<F1>                  6,017,185
                                                                 -------------

                 FINANCIAL SERVICES 15.5%
        673,562  AmeriCredit Corp.<F1>                              19,407,005
         79,100  Countrywide Credit Industries, Inc.                 2,986,025
         65,925  Financial Federal Corporation                       1,594,561
         70,500  MBIA, Inc.                                          5,014,312
        297,912  Metris Companies Inc.                              11,767,524
        231,550  MicroFinancial Incorporated                         2,083,950
        212,550  RTW, Inc.<F1>                                         704,072
         43,725  WFS Financial Inc.<F1>                                740,592
        173,086  World Acceptance Corp.<F1>                            881,657
                                                                 -------------
                                                                    45,179,698
                                                                 -------------

                 HEALTH CARE SERVICES 21.6%
        135,900  Express Scripts, Inc., Class A<F1>                  9,818,775
        330,825  First Health Group Corp.<F1>                       10,669,106
        483,325  Lincare Holdings Inc.<F1>                          13,865,386
         70,104  MedQuist Inc.<F1>                                   1,415,224
        300,381  Orthodontic Centers of America, Inc.<F1>           10,006,442
        645,225  Pediatrix Medical Group Inc.<F1>                    8,347,598
        467,650  Renal Care Group, Inc.<F1>                          8,709,981
                                                                 -------------
                                                                    62,832,512
                                                                 -------------

CORE GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 PERSONAL SERVICES 9.1%
         95,100  Bright Horizons Family Solutions, Inc.<F1>     $    2,430,994
        246,550  First Cash Financial Services, Inc.<F1>               600,966
        675,825  Rent-A-Center, Inc.<F1>                            23,442,680
                                                                 -------------
                                                                    26,474,640
                                                                 -------------

                 PHARMACEUTICAL & MEDICAL PRODUCTS 2.7%
        302,800  ICU Medical, Inc.<F1>                               7,834,950
                                                                 -------------

                 RETAIL 7.6%
         96,000  Hibbett Sporting Goods, Inc.<F1>                    2,544,000
        337,725  Men's Wearhouse, Inc. (The)<F1>                     9,561,839
        238,900  Ross Stores, Inc.                                   3,434,187
        150,475  TJX Companies, Inc. (The)                           3,385,688
        399,350  Whitehall Jewellers, Inc.<F1>                       3,169,841
                                                                 -------------
                                                                    22,095,555
                                                                 -------------

                 SEMICONDUCTORS 2.5%
        178,218  Microchip Technology, Inc.<F1>                      5,892,333
         44,600  Dallas Semiconductor Corporation                    1,466,225
                                                                 -------------
                                                                     7,358,558
                                                                 -------------

                 TRANSPORTATION 6.4%
         48,000  Expeditors International of Washington, Inc.        2,163,000
         90,900  HEICO Corporation                                   1,181,700
         94,120  HEICO Corporation, Class A                          1,194,147
        141,893  Knight Transportation, Inc.<F1>                     2,208,210
        815,640  O'Reilly Automotive, Inc.<F1>                      11,928,735
                                                                 -------------
                                                                    18,675,792
                                                                 -------------

                 TOTAL COMMON STOCKS (COST $199,831,510)           258,235,489
                                                                 -------------

CORE GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS 11.7%
                 ----------------------------

                 (Variable Rate Demand Deposits)

    $34,016,086  UMB Bank Money Market Fiduciary                 $  34,016,086
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $34,016,086)    34,016,086
                                                                 -------------

                 TOTAL INVESTMENTS (COST $233,847,596) 100.5%      292,251,575

                 LIABILITIES LESS OTHER ASSETS (0.5)%              (1,546,238)
                                                                 -------------

                 NET ASSETS 100.0%                                $290,705,337
                                                                 =============

<F1> Non-income producing

See notes to financial statements.

ULTRA GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 COMMON AND PREFERRED STOCKS 92.1%
                 BUSINESS SERVICES 12.8%
          6,000  AvantGo, Inc.<F1>                                 $   120,000
         16,575  Cognizant Technology Solutions Corporation<F1>        646,425
         11,250  Concord EFS, Inc.<F1>                                 399,551
         47,050  Copart, Inc.<F1>                                      652,819
          3,925  Digital Insight Corporation<F1>                       140,809
          7,400  DoubleClick Inc.<F1>                                  236,800
         54,750  F.Y.I. Inc.<F1>                                     2,046,281
         44,000  IQ4HIRE<F1><F2>                                       110,000
         80,000  PEC Solutions, Inc.<F1>                               515,000
         41,000  ProBusiness Services, Inc.<F1>                      1,240,250
         11,650  Sanmina Corp.<F1>                                   1,090,731
                                                                 -------------
                                                                     7,198,666
                                                                 -------------

                 COMPUTER SOFTWARE 7.6%
         43,000  Accrue Software, Inc.<F1>                             513,312
          6,000  Active Voice Corp.<F1>                                 70,500
          2,300  Embarcadero Technologies, Inc.<F1>                    118,163
         77,075  Peregrine Systems, Inc.<F1>                         1,459,608
         15,235  Synopsys, Inc.<F1>                                    577,026
         25,925  TTI Team Telecom International Ltd.<F1>               528,222
         67,884  Verisity Ltd. Series D Preferred<F1><F2>              621,817
          5,300  Versata, Inc.<F1>                                     140,450
         16,000  Virage Logic Corporation<F1>                          263,000
                                                                 -------------
                                                                     4,292,098
                                                                 -------------

                 COMPUTER SYSTEMS & COMPONENTS 4.6%
            800  Brocade Communications Systems, Inc.<F1>              188,800
          2,400  Extreme Networks, Inc.<F1>                            274,800
         18,050  F5 Networks, Inc.<F1>                                 613,700
         10,600  PLX Technology, Inc.<F1>                              284,875
         11,900  Polycom, Inc.<F1>                                     796,928
          8,650  RadiSys Corporation<F1>                               437,366
                                                                 -------------
                                                                     2,596,469
                                                                 -------------

                 FINANCIAL SERVICES 2.5%
         43,200  AmeriCredit Corp.<F1>                               1,244,700
          4,050  Knight Trading Group, Inc., Class A<F1>               145,800
                                                                 -------------
                                                                     1,390,500
                                                                 -------------

ULTRA GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS 8.9%
        105,000  AmSurg Corp., Class A<F1>                          $1,470,000
        107,330  AmSurg Corp., Class B<F1>                           1,435,539
        163,300  Pediatrix Medical Group Inc.<F1>                    2,112,694
                                                                 -------------
                                                                     5,018,233
                                                                 -------------

                 HEALTH CARE SERVICES 15.0%
         33,400  Accredo Health, Incorporated<F1>                    1,632,425
        135,950  AmeriPath, Inc.<F1>                                 1,971,275
          4,700  Aurora Biosciences Corporation<F1>                    319,600
         32,825  Express Scripts, Inc., Class A<F1>                  2,371,606
         12,287  MedQuist Inc.<F1>                                     248,044
         23,123  Priority Healthcare Corporation<F1>                 1,763,129
         38,800  TLC The Laser Center Inc.<F1>                         143,075
                                                                 -------------
                                                                     8,449,154
                                                                 -------------

                 PERSONAL PRODUCTS 1.4%
         23,700  Gildan Activewear Inc.<F1>                            790,987
                                                                 -------------

                 PERSONAL SERVICES 2.6%
         24,700  Career Education Corporation<F1>                    1,099,150
          4,175  TMP Worldwide Inc.<F1>                                336,087
                                                                 -------------
                                                                     1,435,237
                                                                 -------------

                 PHARMACEUTICAL & MEDICAL PRODUCTS 12.0%
         13,900  Aspect Medical Systems, Inc.<F1>                      172,012
         40,475  CIMA Labs Inc.<F1>                                  2,107,230
         10,500  Cyberonics, Inc.<F1>                                  225,094
          4,700  Digene Corporation<F1>                                169,200
            900  ICU Medical, Inc.<F1>                                  23,288
          4,300  Myriad Genetics, Inc.<F1>                             371,413
        107,025  Novavax, Inc.<F1>                                     973,928
         48,194  Shire Pharmaceuticals Group Plc<F1>                 2,488,015
          2,825  United Therapeutics Corporation<F1>                   246,834
                                                                 -------------
                                                                     6,777,014
                                                                 -------------

                 OTHER 0.7%
          8,600  Symyx Technologies<F1>                                373,025
                                                                 -------------

                 RETAIL 1.3%
         46,325  Buca, Inc.<F1>                                        492,203
          6,650  Dollar Tree Stores, Inc.<F1>                          269,741
                                                                 -------------
                                                                       761,944
                                                                 -------------

ULTRA GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

    NUMBER
   OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
                 SEMICONDUCTORS 8.8%
         15,800  ASM Lithography Holding N.V.<F1>               $      510,538
         14,650  Aware, Inc.<F1>                                       564,025
         15,050  Micrel, Inc.<F1>                                    1,008,350
         31,838  Microchip Technology, Inc.<F1>                      1,052,627
          2,475  MMC Networks, Inc.<F1>                                313,087
          7,700  Pericom Semiconductor Corporation                     284,900
         37,175  PSi Technologies Holdings, Inc.<F1>                   473,981
          3,100  Supertex, Inc.<F1>                                    156,163
          6,600  Vitesse Semiconductor Corporation<F1>                 586,988
                                                                 -------------
                                                                     4,950,659
                                                                 -------------

                 TELECOMMUNICATIONS 10.3%
         16,400  Advanced Radio Telecom Corp.<F1>                      139,400
          1,300  Anaren Microwave, Inc.<F1>                            176,312
          9,900  BreezeCom Ltd.<F1>                                    326,081
          8,400  Illuminet Holdings Inc.<F1>                           233,100
         60,000  Management Network Group, Inc. (The)<F1>            1,252,500
          6,600  Metawave Communications Corporation<F1>               120,863
         54,825  Metro-Optix, Inc.<F1><F2>                             542,767
          1,950  Netopia, Inc.<F1>                                      21,450
          5,000  SDL, Inc.<F1>                                       1,540,000
         14,550  Vyyo Inc.<F1>                                         436,500
         11,450  Western Multiplex Corporation<F1>                     183,916
         14,300  Wireless Facilities, Inc.<F1>                         824,931
                                                                 -------------
                                                                     5,797,820
                                                                 -------------

                 TRANSPORTATION 3.6%
         11,000  HEICO Corporation                                     143,000
         48,940  HEICO Corporation, Class A                            620,926
         85,500  O'Reilly Automotive, Inc.<F1>                       1,250,437
                                                                 -------------
                                                                     2,014,363
                                                                 -------------

                 TOTAL COMMON AND PREFERRED
                   STOCKS (COST $40,169,844)                        51,846,169
                                                                 -------------

ULTRA GROWTH FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS 14.0%
                 ----------------------------

                 (Variable Rate Demand Deposits)

     $7,853,659  UMB Bank Money Market Fiduciary                  $  7,853,659
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $7,853,659)      7,853,659
                                                                 -------------

                 TOTAL INVESTMENTS (COST $48,023,503) 106.1%        59,699,828

                 LIABILITIES LESS OTHER ASSETS, (6.1)%             (3,418,005)
                                                                 -------------
                 NET ASSETS 100.0%                                 $56,281,823
                                                                 =============

<F1> Non-income producing

<F2> Preferred stocks purchased in private placement transactions; resale to the public may require registration or sale only to qualified institutional buyers. These securities are valued at their fair value under procedures approved by the Board of Directors. At September 30, 2000, these securities amounted to 2.3% of net assets.

See notes to financial statements.

U.S. TREASURY FUND-Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
                 U.S. GOVERNMENT OBLIGATIONS 96.2%
   $    600,000  U.S. Treasury Bond, 6.25%, 8/15/23              $     611,058
     12,830,000  U.S. Treasury Bond, 7.50%, 11/15/24                15,099,242
      2,755,000  U.S. Treasury Bond, 6.875%, 8/15/25                 3,032,208
      2,835,000  U.S. Treasury Bond, 6.00%, 2/15/26                  2,808,408
      1,750,000  U.S. Treasury Bond, 6.75%, 8/15/26                  1,903,667
      6,135,000  U.S. Treasury Bond, 6.50%, 11/15/26                 6,476,229
      4,570,000  U.S. Treasury Bond, 6.625%, 2/15/27                 4,898,446
      6,355,000  U.S. Treasury Bond, 6.375%, 8/15/27                 6,615,110
      7,196,000  U.S. Treasury Bond, 6.125%, 11/15/27                7,254,431
        947,000  U.S. Treasury Bond, 6.125%, 8/15/29                   967,124
      7,100,000  U.S. Treasury Strip, 11/15/21                       1,983,527
     19,100,000  U.S. Treasury Strip, 8/15/25                        4,348,115
                                                                 -------------

                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (COST $58,129,023)                                 55,997,565
                                                                 -------------

                 SHORT-TERM INVESTMENTS 1.3%
                 ---------------------------

                 (Variable Rate Demand Deposits)

        739,061  UMB Bank Money Market Fiduciary                       739,061
                                                                 -------------

                 TOTAL SHORT-TERM INVESTMENTS (COST $739,061)          739,061
                                                                 -------------

                 TOTAL INVESTMENTS (COST $58,868,084) 97.5%         56,736,626

                 OTHER ASSETS LESS LIABILITIES 2.5%                  1,461,460
                                                                 -------------

                 NET ASSETS 100.0%                                 $58,198,086
                                                                 =============

                 See notes to financial statements.

                     (This page intentionally left blank.)

WASATCH FUNDS-Statements of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000



                                                            SMALL CAP      SMALL CAP         CORE          ULTRA           U.S.
                                             MICRO CAP        VALUE          GROWTH         GROWTH         GROWTH        TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value
     Nonaffiliated issuers (cost
       $174,021,226, $41,775,499,
       $164,639,208, $233,847,596,
       $48,023,503 and $58,868,084,
       respectively)                      $ 216,506,639   $ 47,416,494   $233,496,517   $292,251,575    $59,699,828    $56,736,626
     Affiliated issuers (cost
       $24,057,111, $0, $3,184,834,
       $0, $0 and $0, respectively)          30,374,204              -      3,714,788              -              -              -
  Receivable for investment securities sold   2,680,810        159,370      2,959,059      2,236,269        780,861              -
  Interest and dividends receivable             168,604         29,061        104,684        144,042         26,873        849,497
  Capital shares receivable                     115,803         49,089        251,578      1,175,457            161        639,259
  Prepaid expenses and other assets              14,802          9,584         14,017         16,084         10,800         12,581
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Total Assets                           249,860,862     47,663,598    240,540,643    295,823,427     60,518,523     58,237,963
                                          -------------  -------------  -------------  -------------  -------------  -------------

LIABILITIES:
  Payable for securities purchased            5,202,455      1,111,355      1,380,983      4,239,582      4,184,508              -
  Accrued investment advisory fee               130,324          9,247         63,361         79,547         13,866          1,981
  Accrued expenses                               55,383         14,555         58,714         96,852         21,946         20,814
  Capital shares payable                         28,220         58,008      1,133,403        702,109         16,380         17,082
  Payable to Custodian                                -              -         92,300              -              -              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Total Liabilities                        5,416,382      1,193,165      2,728,761      5,118,090      4,236,700         39,877
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS                                 $244,444,480    $46,470,433   $237,811,882   $290,705,337    $56,281,823    $58,198,086
                                          =============  =============  =============  =============  =============  =============

NET ASSETS CONSIST OF:
  Capital stock                              $  374,440      $ 132,437    $    68,166     $  103,525      $  20,713      $  48,482
  Paid-in capital in excess of par          126,441,019     35,750,023    120,167,076    201,450,958     29,199,503     64,640,965
  Undistributed net investment income                 -              -              -              -              -      2,140,544
  Undistributed net realized gain (loss)
     on investments                          68,826,515      4,946,978     48,189,377     30,746,875     15,385,282    (6,500,447)
  Net unrealized appreciation (depreciation)
     on investments                          48,802,506      5,640,995     69,387,263     58,403,979     11,676,325    (2,131,458)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets                              $ 244,444,480   $ 46,470,433   $237,811,882   $290,705,337    $56,281,823    $58,198,086
                                          =============  =============  =============  =============  =============  =============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                             10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
  Issued and outstanding                     37,443,974     13,243,741      6,816,598     10,352,471      2,071,293      4,848,236

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                    $6.53          $3.51         $34.89         $28.08         $27.17         $12.00
                                                 ======         ======         ======         ======         ======         ======


See notes to financial statements.

WASATCH FUNDS-Statements of Operations
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2000



                                                            SMALL CAP      SMALL CAP         CORE          ULTRA           U.S.
                                             MICRO CAP        VALUE          GROWTH         GROWTH         GROWTH        TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                 $  1,066,448  $     136,071  $     620,601  $     737,429  $     174,854     $3,589,187
  Dividends                                      88,310        110,544        384,700        378,447         71,671              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                              1,154,758        246,615      1,005,301      1,115,876        246,525      3,589,187
                                          -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES:
  Investment advisory fee                     3,726,198        398,392      1,884,121      2,163,030        551,021        294,028
  Shareholder servicing fees                    299,874         59,163        309,629        330,363        112,432         98,933
  Fund administration and accounting fees       253,335         48,925        257,264        290,138         76,418         95,314
  Reports to shareholders                        57,802          9,634         56,040         92,841         20,718         20,206
  Federal and state registration fees            35,233         20,266         29,692         45,055         19,448         38,016
  Custody fees                                   23,313          7,464         21,172         22,521          9,558          8,478
  Audit fees                                     11,357          4,495         12,684         13,886          4,811          5,075
  Legal fees                                      5,882            674          6,145          7,090          1,409          2,000
  Directors' fees                                 4,906            606          5,177          5,957          1,270          2,103
  Other                                          14,550          5,325         15,405         14,707          6,126          7,221
                                          -------------  -------------  -------------  -------------  -------------  -------------

  Total expenses before reimbursement         4,432,450        554,944      2,597,329      2,985,588        803,211        571,374
  Reimbursement of expenses by advisor                -       (37,035)              -              -       (31,782)      (130,331)
                                          -------------  -------------  -------------  -------------  -------------  -------------

  Net expenses                                4,432,450        517,909      2,597,329      2,985,588        771,429        441,043
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                (3,277,692)      (271,294)    (1,592,028)    (1,869,712)      (524,904)      3,148,144
                                          -------------  -------------  -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments
     Nonaffiliated                           71,761,697      5,323,671     50,015,745     36,016,167     16,219,703    (4,512,795)
     Affiliated                                 406,900              -      (101,217)    (2,885,271)              -              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                             72,168,597      5,323,671     49,914,528     33,130,896     16,219,703    (4,512,795)

   Change in unrealized appreciation
     (depreciation) on investments           19,796,875      5,134,412     25,303,752     41,395,202      1,000,138      5,691,560
                                          -------------  -------------  -------------  -------------  -------------  -------------

  Net gain on investments                    91,965,472     10,458,083     75,218,280     74,526,098     17,219,841      1,178,765
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                 $88,687,780    $10,186,789    $73,626,252    $72,656,386    $16,694,937     $4,326,909
                                          =============  =============  =============  =============  =============  =============


Wasatch Funds-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30


                                                  MICRO CAP FUND              SMALL CAP VALUE FUND        SMALL CAP GROWTH FUND
                                                2000           1999           2000           1999           2000           1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)             $(3,277,692)   $(3,111,350)     $(271,294)     $(245,723)   $(1,592,028)   $(1,102,981)
  Net realized gain on investments           72,168,597     20,346,563      5,323,671      1,726,846     49,914,528     20,794,083
   Change in unrealized appreciation
     (depreciation) on investments           19,796,875     25,494,388      5,134,412      2,954,078     25,303,752     34,941,701
                                          -------------  -------------  -------------  -------------  -------------  -------------
   Net increase in net assets
     resulting from operations               88,687,780     42,729,601     10,186,789      4,435,201     73,626,252     54,632,803

DIVIDENDS PAID FROM:
  Net investment income                               -              -              -              -              -              -
  Net realized gains                       (13,609,225)   (12,017,532)      (604,879)              -   (15,405,627)   (18,539,487)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                           (13,609,225)   (12,017,532)      (604,879)              -   (15,405,627)   (18,539,487)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                89,742,546     67,340,072     27,409,429     11,711,690    127,343,426     37,645,640
   Shares issued to holders in
     reinvestment of dividends               13,428,147     11,888,645        586,278              -     15,002,699     17,995,373
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                            103,170,693     79,228,717     27,995,707     11,711,690    142,346,125     55,641,013

  Shares redeemed                          (78,680,125)   (82,598,473)    (7,877,664)   (13,682,187)  (108,669,725)   (69,542,550)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease)                    24,490,568    (3,369,756)     20,118,043    (1,970,497)     33,676,400   (13,901,537)
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      99,569,123     27,342,313     29,699,953      2,464,704     91,897,025     22,191,779

NET ASSETS:
  Beginning of period                       144,875,357    117,533,044     16,770,480     14,305,776    145,914,857    123,723,078
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period                            $244,444,480   $144,875,357    $46,470,433    $16,770,480   $237,811,882   $145,914,857
                                          =============  =============  =============  =============  =============  =============
   Undistributed net investment income
     included in net assets at end of
     period                                           -              -              -              -              -        $20,392
                                          =============  =============  =============  =============  =============  =============


See notes to financial statements.

WASATCH FUNDS-Statements of Changes in Net Assets
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30


                                                 CORE GROWTH FUND              ULTRA GROWTH FUND           U.S. TREASURY FUND
                                                2000           1999           2000           1999           2000           1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)             $(1,869,712)  $ (1,762,435)     $(524,904)     $(691,228)     $3,148,144     $4,315,855
  Net realized gain (loss) on
     investments                             33,130,896      7,083,042     16,219,703      4,525,808    (4,512,795)    (1,579,091)
  Change in unrealized appreciation
     (depreciation) on investments           41,395,202     32,663,979      1,000,138     11,029,323      5,691,560   (13,031,830)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
     resulting from operations               72,656,386     37,984,586     16,694,937     14,863,903      4,326,909   (10,295,066)

DIVIDENDS PAID FROM:
  Net investment income                               -              -              -              -    (4,377,430)    (1,876,281)
  Net realized gains                        (4,089,114)    (6,480,895)    (2,924,899)    (2,066,842)       (23,254)      (384,621)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                            (4,089,114)    (6,480,895)    (2,924,899)    (2,066,842)    (4,400,684)    (2,260,902)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                               161,080,727     77,799,789     36,352,718     27,013,148     39,609,880    117,029,582
  Shares issued to holders in
     reinvestment of dividends                4,032,987      6,416,237      2,885,083      2,038,987      4,337,145      2,207,232
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                            165,113,714     84,216,026     39,237,801     29,052,135     43,947,025    119,236,814

  Shares redeemed                         (116,093,890)   (95,749,286)   (37,930,750)   (44,197,837)   (62,674,447)   (97,537,936)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease)                    49,019,824   (11,533,260)      1,307,051   (15,145,702)   (18,727,422)     21,698,878
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS     117,587,096     19,970,431     15,077,089    (2,348,641)   (18,801,197)      9,142,910

NET ASSETS:
  Beginning of period                       173,118,241    153,147,810     41,204,734     43,553,375     76,999,283     67,856,373
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period                            $290,705,337   $173,118,241    $56,281,823    $41,204,734    $58,198,086    $76,999,283
                                          =============  =============  =============  =============  =============  =============
  Undistributed net investment income
     included in net assets at end of
     period                                           -              -              -              -     $2,140,544     $3,369,820
                                          =============  =============  =============  =============  =============  =============



See notes to financial statements.

MICRO CAP FUND-Financial Highlights
--------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                 2000      1999      1998      1997      1996
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                     $4.41     $3.59     $4.29     $3.15     $2.72

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)   (0.09)    (0.09)    (0.10)    (0.04)    (0.03)
Net realized and unrealized
  gains (losses) on securities   2.63      1.27    (0.27)      1.36      0.46
                             --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                     2.54      1.18    (0.37)      1.32      0.43

LESS DISTRIBUTIONS:
Distributions from
  capital gains                (0.42)    (0.36)    (0.33)    (0.18)         -
                             --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS            (0.42)    (0.36)    (0.33)    (0.18)         -
                             --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $6.53     $4.41     $3.59     $4.29     $3.15
                             ========  ========  ========  ========  ========

TOTAL RETURN                   63.88%    37.73%   (8.75)%    44.58%    15.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)             $244,444  $144,875  $117,533  $157,907   $94,004
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements         2.38%     2.46%     2.50%     2.50%     2.50%
  Expenses, before waivers
     and reimbursements         2.38%     2.46%     2.51%     2.58%     2.67%
  Net investment income
     (loss), net of waivers
     and reimbursements       (1.76)%   (2.22)%   (2.28)%   (1.64)%   (1.53)%
  Net investment income
     (loss), before waivers
     and reimbursements       (1.76)%   (2.22)%   (2.29)%   (1.72)%   (1.70)%
Portfolio turnover rate           69%       57%       81%       99%       84%

See notes to financial statements.

SMALL CAP VALUE FUND-Financial Highlights
--------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                    2000             1999          1998<F1>
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                        $2.43            $1.80             $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)      (0.02)           (0.04)            (0.01)
Net realized and unrealized
  gains (losses) on securities      1.19             0.67            (0.19)
                                --------         --------          --------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.17             0.63            (0.20)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                   (0.09)                -                 -
                                --------         --------          --------
TOTAL DISTRIBUTIONS               (0.09)                -                 -
                                --------         --------          --------

NET ASSET VALUE,
  END OF PERIOD                    $3.51            $2.43             $1.80
                                ========         ========          ========

TOTAL RETURN                      49.94%           35.00%      (10.00)%<F2>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                 $46,470          $16,770           $14,306
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements            1.95%            1.95%         1.95%<F3>
  Expenses, before waivers
     and reimbursements            2.09%            2.18%         2.52%<F3>
  Net investment income
     (loss), net of waivers
     and reimbursements          (1.02)%          (1.54)%       (1.02)%<F3>
  Net investment income
     (loss), before waivers
     and reimbursements          (1.16)%          (1.77)%       (1.59)%<F3>
Portfolio turnover rate              67%             106%              114%

<F1> Inception date of the Fund was December 17, 1997.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

See notes to financial statements.

SMALL CAP GROWTH FUND-Financial Highlights
--------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                 2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $26.01    $20.79    $29.73    $24.17    $25.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)   (0.23)    (0.20)    (0.17)    (0.12)    (0.18)
Net realized and unrealized
  gains (losses) on securities  11.82      8.49    (5.08)      6.90    (0.11)
                             --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                    11.59      8.29    (5.25)      6.78    (0.29)
LESS DISTRIBUTIONS:
Distributions from
  capital gains                (2.71)    (3.07)    (3.69)    (1.22)    (0.54)
                             --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS            (2.71)    (3.07)    (3.69)    (1.22)    (0.54)
                             --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                $34.89    $26.01    $20.79    $29.73    $24.17
                             ========  ========  ========  ========  ========

TOTAL RETURN                   49.63%    48.96%  (19.13)%    29.45%   (1.09)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)             $237,812  $145,915  $123,723  $188,965  $253,319
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements         1.38%     1.44%     1.48%     1.50%     1.50%
  Expenses, before waivers
     and reimbursements         1.38%     1.44%     1.48%     1.54%     1.50%
  Net investment income
     (loss), net of waivers
     and reimbursements       (0.84)%   (0.79)%   (0.60)%   (0.39)%   (0.65)%
  Net investment income
     (loss), before waivers
     and reimbursements       (0.84)%   (0.79)%   (0.60)%   (0.43)%   (0.65)%
Portfolio turnover rate           72%       46%       56%       48%       73%

See notes to financial statements.

CORE GROWTH FUND-Financial Highlights
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                 2000      1999      1998      1997      1996
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                    $20.62    $17.00    $22.34    $17.57    $15.97

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)   (0.18)    (0.21)    (0.09)      0.08      0.07
Net realized and unrealized
  gains (losses) on securities   8.12      4.55    (3.60)      6.07      1.87
                             --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                     7.94      4.34    (3.69)      6.15      1.94

LESS DISTRIBUTIONS:
Dividends from
  net investment income             -         -    (0.03)    (0.07)    (0.05)
Distributions from
  capital gains                (0.48)    (0.72)    (1.62)    (1.31)    (0.29)
                             --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS            (0.48)    (0.72)    (1.65)    (1.38)    (0.34)
                             --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                $28.08    $20.62    $17.00    $22.34    $17.57
                             ========  ========  ========  ========  ========

TOTAL RETURN                   39.50%    27.28%  (17.49)%    37.58%    12.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)             $290,705  $173,118  $153,148  $135,437  $104,237
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements         1.38%     1.44%     1.44%     1.50%     1.50%
  Expenses, before waivers
     and reimbursements         1.38%     1.44%     1.44%     1.50%     1.51%
  Net investment income
     (loss), net of waivers
     and reimbursements       (0.86)%   (1.07)%   (0.50)%     0.44%     0.40%
  Net investment income
     (loss), before waivers
     and reimbursements       (0.86)%   (1.07)%   (0.50)%     0.44%     0.39%
Portfolio turnover rate           75%       79%       63%       81%       62%

See notes to financial statements.

ULTRA GROWTH FUND-Financial Highlights
--------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                 2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $20.02    $15.10    $21.85    $17.95    $18.61

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)   (0.25)    (0.34)    (0.31)    (0.35)    (0.26)
Net realized and unrealized
  gains (losses) on securities   8.87      6.00    (4.44)      4.25    (0.21)
                             --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                     8.62      5.66    (4.75)      3.90    (0.47)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                (1.47)    (0.74)    (2.00)         -    (0.19)
                             --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS            (1.47)    (0.74)    (2.00)         -    (0.19)
                             --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                $27.17    $20.02    $15.10    $21.85    $17.95
                             ========   =======  ========  ========  ========

TOTAL RETURN                   46.66%    39.86%  (22.07)%    21.75%   (2.54)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $56,282   $41,205   $43,553   $77,243  $128,490
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements         1.75%     1.75%     1.75%     1.75%     1.75%
  Expenses, before waivers
     and reimbursements         1.82%     1.78%     1.90%     1.89%     1.81%
  Net investment income
     (loss), net of waivers
     and reimbursements       (1.19)%   (1.49)%   (1.54)%   (1.48)%   (1.27)%
  Net investment income
     (loss), before waivers
     and reimbursements       (1.26)%   (1.52)%   (1.69)%   (1.62)%   (1.33)%
Portfolio turnover rate          135%       77%       91%      103%      121%

See notes to financial statements.

U.S. TREASURY FUND-Financial Highlights
--------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                 2000      1999      1998      1997      1996
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                    $11.68    $13.42    $11.32    $10.21    $10.50

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income            0.66      0.61      0.27      0.61      0.44
Net realized and unrealized
  gains (losses) on securities   0.39    (2.01)      2.39      0.73      0.01
                             --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                     1.05    (1.40)      2.66      1.34      0.45

LESS DISTRIBUTIONS:
Dividends from
  net investment income        (0.73)    (0.28)    (0.56)    (0.23)    (0.74)
Distributions from
  capital gains                     -    (0.06)         -         -         -
                             --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS            (0.73)    (0.34)    (0.56)    (0.23)    (0.74)
                             --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                $12.00    $11.68    $13.42    $11.32    $10.21
                             ========  ========  ========  ========  ========

TOTAL RETURN                    9.84%  (10.65)%    24.30%    13.23%     4.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $58,198   $76,999   $67,856   $11,205    $7,427
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements         0.75%     0.75%     0.75%     0.75%     0.93%
  Expenses, before waivers
     and reimbursements         0.97%     0.95%     0.95%     1.22%     1.67%
  Net investment income,
     net of waivers and
     reimbursements             5.35%     4.96%     5.06%     5.97%     5.21%
  Net investment income,
     before waivers and
     reimbursements             5.13%     4.76%     4.86%     5.50%     4.47%
Portfolio turnover rate           16%       39%        5%       19%       30%

See notes to financial statements.

WASATCH FUNDS-Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

1. ORGANIZATION
----------------
  Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Invest ment Company Act of 1940. The Micro Cap, Small Cap Value, Small Cap Growth, Core Growth and Ultra Growth Funds are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. These funds were formerly known as Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and Wasatch-Hoisington U.S. Treasury, respectively. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------
  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States. The following is a summary of the more significant of such policies.
  VALUATION OF SECURITIES-Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' Manager under the supervision of the Board of Directors.
  INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
  EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.
  USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

WASATCH FUNDS-Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

3. DISTRIBUTIONS
-----------------
Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.
  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. Accordingly, at September 30, 2000, reclassifications were recorded to increase undistributed net investment income by $3,277,692, $271,294, $1,571,636, $1,869,712, $524,904 and $10 and decrease undistributed net realized gain on investments by $6,716,239, $512,250 $4,819,750, $2,913,065,
$1,561,544 and $10 and increase paid-in capital in excess of par by $3,438,547, $240,956, $3,248,114, $1,043,353, $1,036,640 and $0 for the Micro Cap, Small Cap
Value, Small Cap Growth, Core Growth, Ultra Growth and U.S. Treasury Funds, respectively.

--------------------------------------------------------------------------------

4. CAPITAL STOCK
-----------------
  Transactions in shares of capital stock were as follows:


                                                                   YEAR ENDED SEPTEMBER 30, 2000
                                                  SMALL CAP         SMALL CAP           CORE             ULTRA             U.S.
                                 MICRO CAP          VALUE            GROWTH            GROWTH           GROWTH           TREASURY
                                   FUND              FUND             FUND              FUND             FUND              FUND
                         -----------------------------------------------------------------------------------------------------------
Shares sold                     16,259,536         8,731,998        4,192,516         6,719,373        1,518,760         3,396,131
Dividends
  reinvested                     3,376,178           254,609          632,492           205,742          157,453           409,551
Shares redeemed               (15,062,262)       (2,647,715)      (3,617,678)       (4,967,587)      (1,662,965)       (5,547,149)
                            --------------    --------------   --------------    --------------   --------------    --------------
Net increase
  (decrease)                     4,573,452         6,338,892        1,207,330         1,957,528           13,248       (1,741,467)
                            ==============    ==============   ==============    ==============   ==============    ==============


WASATCH FUNDS-Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000


                                                                   YEAR ENDED SEPTEMBER 30, 1999
                                                  SMALL CAP         SMALL CAP           CORE             ULTRA             U.S.
                                 MICRO CAP          VALUE            GROWTH            GROWTH           GROWTH           TREASURY
                                   FUND              FUND             FUND              FUND             FUND              FUND
                         -----------------------------------------------------------------------------------------------------------
Shares sold                     17,262,743         5,138,745        1,644,990         4,040,000        1,495,813         9,191,867
Dividends
  reinvested                     3,934,845                 -        1,089,991           436,117          148,165           171,636
Shares redeemed               (21,064,440)       (6,159,795)      (3,076,017)       (5,090,665)      (2,469,905)       (7,831,244)
                            --------------    --------------   --------------    --------------   --------------    --------------
Net increase
  (decrease)                       133,148       (1,021,050)        (341,036)         (614,548)        (825,927)         1,532,259
                            ==============    ==============   ==============    ==============   ==============    ==============


5. PURCHASES AND SALES OF SECURITIES
-------------------------------------

  Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2000 are summarized below:


                                                  SMALL CAP         SMALL CAP           CORE             ULTRA             U.S.
                                 MICRO CAP          VALUE            GROWTH            GROWTH           GROWTH           TREASURY
                                   FUND              FUND             FUND              FUND             FUND              FUND
                         -----------------------------------------------------------------------------------------------------------
  Purchases                   $114,206,953       $31,523,059     $126,392,413      $171,865,705      $55,551,392                 -
  Sales                        142,678,699        16,350,258      131,626,097       149,883,256       58,333,564                 -


  The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $9,157,454 and $30,464,103, respectively. The Micro Cap, Small Cap Value, Small Cap Growth, Core Growth, Ultra Growth and U.S. Treasury Funds' tax basis in their investments is $198,608,393, $41,794,879, $169,210,019, $234,466,502, $48,291,692 and $58,868,084, respectively. For the year ended September 30, 2000, the U.S. Treasury Fund incurred a net capital loss carryforward of $2,222,459 and post-October losses of $4,277,988. The capital loss carryforward is available to offset future gains through 2008, and post-October losses are treated as arising in 2001.
  For the year ended September 30, 2000, 0.30%, 7.07%, 7.89% and 2.34% of dividends from taxable income, including short-term gains, for the Micro Cap, Small Cap Value, Small Cap Growth and Ultra Growth Funds, respectively, qualify for the dividends received deduction available to corporate shareholders.
  The Funds hereby designate approximately $55,002,447, $3,620,389, $48,228,068, $31,624,605 and $12,704,155 as a capital gain dividend for the
Micro Cap, Small Cap Value, Small Cap Growth, Core Growth and Ultra Growth Funds, respectively, for the purpose of the dividends paid deduction.

WASATCH FUNDS-Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

As of September 30, 2000, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:


                                                  SMALL CAP         SMALL CAP           CORE             ULTRA             U.S.
                                 MICRO CAP          VALUE            GROWTH            GROWTH           GROWTH           TREASURY
                                   FUND              FUND             FUND              FUND             FUND              FUND
                         -----------------------------------------------------------------------------------------------------------
  Unrealized
    appreciation               $63,691,015        $8,162,008      $82,877,730       $76,277,867      $16,969,802          $863,816
  Unrealized
    depreciation              (15,418,565)       (2,540,393)     (14,876,444)      (18,492,794)      (5,561,666)       (2,995,274)
                            --------------    --------------   --------------    --------------   --------------    --------------

  Net unrealized
    appreciation
    (depreciation)             $48,272,450        $5,621,615      $68,001,286       $57,785,073      $11,408,136      $(2,131,458)
                            ==============    ==============   ==============    ==============   ==============    ==============


--------------------------------------------------------------------------------

6. INVESTMENT ADVISORY
-----------------------
  As the Funds' investment advisor, the Manager receives a monthly fee calculated on average daily net assets. For the year ended September 30, 2000, management fees for the Micro Cap, Small Cap Value, Small Cap Growth, Core Growth, Ultra Growth and U.S. Treasury Funds were 2.00%, 1.50%, 1.00%, 1.00%, 1.25% and 0.50% of the average daily net assets of each portfolio, respectively.
  The Manager has voluntarily agreed to limit the expenses of the Micro Cap, Small Cap Value, Small Cap Growth, Core Growth, Ultra Growth and U.S. Treasury Funds to 2.50%, 1.95%, 1.50%, 1.50%, 1.75% and 0.75% of average daily net assets, respectively. For the year ended September 30, 2000, the Manager reimbursed $37,035 for the Small Cap Value Fund, $31,782 for the Ultra Growth Fund and $130,331 for the U.S. Treasury Fund.

--------------------------------------------------------------------------------

7. TRANSACTIONS WITH AFFILIATES
--------------------------------
  The following is an analysis of transactions for the year ended September 30, 2000 in the Micro Cap, Small Cap Growth and Core Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

WASATCH FUNDS-Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000

MICRO CAP FUND


                                                                                                                         AMOUNT OF
                                                                                                        AMOUNT OF       GAIN (LOSS)
                                                                                                        DIVIDENDS         REALIZED
                                                           SHARE ACTIVITY                                CREDITED         ON SALE
                                  ----------------------------------------------------------------      TO INCOME        OF SHARES
                                   BALANCE                                              BALANCE         IN FISCAL        IN FISCAL
SECURITY NAME                      9/30/99          PURCHASES          SALES            9/30/00            2000             2000
------------------------------------------------------------------------------------------------------------------------------------
American Healthways, Inc.           73,000           377,100                -           450,100                -                 -
AmSurg Corp., Class A and B        646,920           154,239                -           801,159                -                 -
ICU Medical, Inc.                  484,900            10,000           89,900       405,000<F1>                -          $454,991
National Dentex Corp.              253,750           201,000           10,000           444,750                -         $(49,537)
Rainbow Rentals, Inc.              260,000           102,500                -           362,500                -                 -
Young Innovations, Inc.            338,500                 -            1,100           337,400                -            $1,446


SMALL CAP GROWTH FUND


                                                                                                                         AMOUNT OF
                                                                                                        AMOUNT OF       GAIN (LOSS)
                                                                                                        DIVIDENDS         REALIZED
                                                           SHARE ACTIVITY                                CREDITED         ON SALE
                                  ----------------------------------------------------------------      TO INCOME        OF SHARES
                                   BALANCE                                              BALANCE         IN FISCAL        IN FISCAL
SECURITY NAME                      9/30/99          PURCHASES          SALES            9/30/00            2000             2000
------------------------------------------------------------------------------------------------------------------------------------
  National Dentex
     Corp.                         251,700             1,000           37,350           215,350                -        $(101,217)


CORE GROWTH FUND


                                                                                                                         AMOUNT OF
                                                                                                        AMOUNT OF       GAIN (LOSS)
                                                                                                        DIVIDENDS         REALIZED
                                                           SHARE ACTIVITY                                CREDITED         ON SALE
                                  ----------------------------------------------------------------      TO INCOME        OF SHARES
                                   BALANCE                                              BALANCE         IN FISCAL        IN FISCAL
SECURITY NAME                      9/30/99          PURCHASES          SALES            9/30/00            2000             2000
------------------------------------------------------------------------------------------------------------------------------------
National Dentex Corp.              183,000                 -          183,000             -<F1>                -        $(209,133)

Pediatrix Medical Group Inc.       910,575                 -          265,350       645,225<F1>                -      $(2,676,138)


<F1> No longer an affiliated company as of September 30, 2000.

WASATCH FUNDS-Report of Independent Public Accountants
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
Wasatch Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Wasatch Funds, Inc. (the "Funds" or the "Company," a Minnesota corporation, which includes the Wasatch Micro Cap Fund, Wasatch Small Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Core Growth Fund, Wasatch Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund), including the schedules of investments, as of September 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasatch Funds, Inc. as of September 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/Arthur Andersen LLP


Arthur Andersen LLP

Milwaukee, Wisconsin
October 11, 2000

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GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
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  Wasatch Funds provides reports to shareholders twice a year. The Annual
Report is for the Funds' fiscal year which ends September 30th. The Semi-Annual Report is for the six months ending March 31st. These reports provide shareholders with important information that will help them evaluate the management and performance of their investment. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 1 (800) 551-1700.

SCHEDULE OF INVESTMENTS
------------------------
  The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are categorized under a variety of industries and will typically have only minor holdings in SHORT-TERM INVESTMENTS. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------
  These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for shareholder subscriptions (purchases of Fund shares), securities sold, interest and dividends, prepaid expenses and reimbursements by the Advisor. LIABILITIES are amounts owed for shareholder redemptions, securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.
  NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gains distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.
  The number of shares a Fund is AUTHORIZED to sell can be found under CAPITAL STOCK, $.01 PAR VALUE. How many of those shares are owned by

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shareholders is indicated as ISSUED AND OUTSTANDING.
  NET ASSET VALUE (NAV) shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see the current Wasatch Funds Prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found in this section under "Financial Highlights" on page 66.

STATEMENTS OF OPERATIONS
-------------------------
  STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the change in unrealized appreciation or depreciation in the value of a Fund's current holdings for a specific period of time.
  INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.
  EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds also bear the cost of printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.
  NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.
  NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value of securities a Fund continues to hold.
  NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities sold and securities held by a Fund.

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------
  NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net realized gain or loss on a Fund's investments as well as the change in unrealized appreciation or depreciation in the value of a Fund's investments.
  DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gains distributions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains to

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GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
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shareholders in order to retain its status as a "regulated investment company."
  CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends and share redemptions.

FINANCIAL HIGHLIGHTS
---------------------
  The FINANCIAL HIGHLIGHTS tables contain important historical operating information that you may find useful in making decisions or understanding the performance of your Wasatch Funds investment.
  NET ASSET VALUE (NAV) is defined in this section under "Statements of Assets and Liabilities" on page 65. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights tables is the change in value of a Fund's shares over the reporting period, but not its total return.
  INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds and has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.
  DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.
  TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the payable day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.
  SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements. RATIO TO AVERAGE NET ASSETS
OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements. PORTFOLIO TURNOVER RATE is a measure of the annual amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities held by any Fund with a maturity date of less than 12 months.

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